SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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MASTER BASIC VALUE TRUST
MERCURY BASIC VALUE FUND, INC.
MERRILL LYNCH BASIC VALUE FUND, INC.
MERRILL LYNCH BALANCED CAPITAL FUND, INC.
MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.
MERRILL LYNCH GLOBAL GROWTH FUND, INC.
MERRILL LYNCH NATURAL RESOURCES TRUST
MERRILL LYNCH READY ASSETS TRUST
MASTER VALUE OPPORTUNITIES TRUST
MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.
MERRILL LYNCH U.S. TREASURY MONEY FUND
MERRILL LYNCH U.S.A. GOVERNMENT RESERVES
QUANTITATIVE MASTER SERIES TRUST (9 series)
Master Aggregate Bond Index Series
Master Enhanced International Series
Master Enhanced S&P 500 Series
Master Enhanced Small Cap Series
Master Extended Market Index Series
Master International Index Series
Master S&P 500 Index Series
Master Small Cap Index Series
Master Mid Cap Index Series
MERRILL LYNCH INDEX FUNDS, INC. (4 series)
Merrill Lynch Aggregate Bond Index Fund
Merrill Lynch International Index Fund
Merrill Lynch S&P 500 Index Fund
Merrill Lynch Small Cap Index Fund
MERRILL LYNCH STRATEGY SERIES, INC. (3 series)

Merrill Lynch Strategy Growth and Income Fund
Merrill Lynch Strategy Long-Term Growth Fund
Merrill Lynch Strategy All-Equity Fund
MERRILL LYNCH SERIES FUND, INC. (8 series)
Merrill Lynch Balanced Capital Strategy Portfolio
Merrill Lynch Core Bond Strategy Portfolio
Merrill Lynch Global Allocation Strategy Portfolio
Merrill Lynch Fundamental Growth Strategy Portfolio
Merrill Lynch High Yield Portfolio
Merrill Lynch Intermediate Government Bond Portfolio
Merrill Lynch Large Cap Core Strategy Portfolio
Merrill Lynch Money Reserve Portfolio

(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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MASTER BASIC VALUE TRUST
MERCURY BASIC VALUE FUND, INC.
MERRILL LYNCH BASIC VALUE FUND, INC.
MERRILL LYNCH BALANCED CAPITAL FUND, INC.
MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.
MERRILL LYNCH GLOBAL GROWTH FUND, INC.
MERRILL LYNCH NATURAL RESOURCES TRUST
MERRILL LYNCH READY ASSETS TRUST
MASTER VALUE OPPORTUNITIES TRUST
MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.
MERRILL LYNCH U.S. TREASURY MONEY FUND
MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

QUANTITATIVE MASTER SERIES TRUST (9 series)
Master Aggregate Bond Index Series
Master Enhanced International Series
Master Enhanced S&P 500 Series
Master Enhanced Small Cap Series
Master Extended Market Index Series
Master International Index Series
Master S&P 500 Index Series
Master Small Cap Index Series
Master Mid Cap Index Series

MERRILL LYNCH INDEX FUNDS, INC. (4 series)
Merrill Lynch Aggregate Bond Index Fund
Merrill Lynch International Index Fund
Merrill Lynch S&P 500 Index Fund
Merrill Lynch Small Cap Index Fund

MERRILL LYNCH STRATEGY SERIES, INC. (3 series)
Merrill Lynch Strategy Growth and Income Fund
Merrill Lynch Strategy Long-Term Growth Fund
Merrill Lynch Strategy All-Equity Fund

MERRILL LYNCH SERIES FUND, INC. (8 series)
Merrill Lynch Balanced Capital Strategy Portfolio
Merrill Lynch Core Bond Strategy Portfolio
Merrill Lynch Global Allocation Strategy Portfolio
Merrill Lynch Fundamental Growth Strategy Portfolio
Merrill Lynch High Yield Portfolio
Merrill Lynch Intermediate Government Bond Portfolio
Merrill Lynch Large Cap Core Strategy Portfolio
Merrill Lynch Money Reserve Portfolio

P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2005 ANNUAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON JANUARY 31, 2005

TO THE SHAREHOLDERS:

        NOTICE IS HEREBY GIVEN that an Annual Meeting of shareholders (each, a “Meeting” and collectively, the “Meetings”) of each of the above-listed investment companies (each, a “Fund,” which term includes the individual series of the above-listed series funds or trusts, and collectively, the “Funds”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, January 31, 2005, at the times specified in Exhibit A to this Combined Proxy Statement for the following purposes:

(1)	For all Funds: To elect the Board of Directors or Trustees, as applicable, of each Fund to serve until their successors have been duly elected and qualified or until their retirement, resignation, death or removal.

(2)	For all Funds: To consider and act upon a proposal to amend certain fundamental investment restrictions of each Fund.

(3)	For Mercury Basic Value Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Value Opportunities Fund, Inc., Merrill Lynch Aggregate Bond Index Fund, Merrill Lynch International Index Fund, Merrill Lynch S&P 500 Index Fund and Merrill Lynch Small Cap Index Fund: To consider and act upon a proposed investment advisory agreement for each Fund.

(4)	For Certain Funds (as identified in the Combined Proxy Statement): To consider and act upon a proposal to amend each applicable Fund’s governing documents to standardize their provisions and conform them to current applicable law.

(5)	For all Funds: To transact such other business as may properly come before the Meeting or any adjournment thereof.

The shareholders of Merrill Lynch Index Funds, Inc. will also vote in connection with the election of Board Members of Quantitative Master Series Trust (Item 1), the approval of amendments to the fundamental investment restrictions of Quantitative Master Series Trust (Item 2) and the approval of the charter amendments of Quantitative Master Series Trust (Item 4). The shareholders of Mercury Basic Value Fund, Inc. and Merrill Lynch Basic Value Fund, Inc. will also vote in connection with the election of Board Members of Master Basic Value Trust (Item 1) and the approval of amendments to the fundamental investment restrictions of Master Basic Value Trust (Item 2). The shareholders of Merrill Lynch Value Opportunities Fund, Inc. will also vote in connection with the election of the Board Members of Master Value Opportunities Trust (Item 1) and the approval of amendments to the fundamental investment restrictions of Master Value Opportunities Trust (Item 2).

        The Board of Directors/Trustees of each Fund has fixed the close of business on December 6, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the applicable Meeting or any adjournment thereof.

        You are cordially invited to attend any Meeting at which you may vote shares. Shareholders who do not expect to attend any such Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors/Trustees of each Fund.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-877-288-3882.

By Order of the Boards of Directors/Trustees

ALICE A. PELLEGRINO
Secretary of Master Basic Value Trust, Mercury Basic
Value Fund, Inc., Merrill Lynch Basic Value Fund, Inc.,
Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch
Disciplined Equity Fund, Inc., Merrill Lynch Global Growth
Fund, Inc., Merrill Lynch Natural Resources Trust, Merrill
Lynch Ready Assets Trust, Master Value Opportunities
Trust, Merrill Lynch Value Opportunities Fund, Inc., Merrill
Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A.
Government Reserves, Quantitative Master Series Trust,
Merrill Lynch Index Funds, Inc., Merrill Lynch Strategy
Series, Inc. and Merrill Lynch Series Fund, Inc.

Plainsboro, New Jersey
Dated: December 27, 2004

COMBINED PROXY STATEMENT
DATED DECEMBER 27, 2004

MASTER BASIC VALUE TRUST
MERCURY BASIC VALUE FUND, INC.
MERRILL LYNCH BASIC VALUE FUND, INC.
MERRILL LYNCH BALANCED CAPITAL FUND, INC.
MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.
MERRILL LYNCH GLOBAL GROWTH FUND, INC.
MERRILL LYNCH NATURAL RESOURCES TRUST
MERRILL LYNCH READY ASSETS TRUST
MASTER VALUE OPPORTUNITIES TRUST
MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.
MERRILL LYNCH U.S. TREASURY MONEY FUND
MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

QUANTITATIVE MASTER SERIES TRUST (9 series)
Master Aggregate Bond Index Series
Master Enhanced International Series
Master Enhanced S&P 500 Series
Master Enhanced Small Cap Series
Master Extended Market Index Series
Master International Index Series
Master S&P 500 Index Series
Master Small Cap Index Series
Master Mid Cap Index Series

MERRILL LYNCH INDEX FUNDS, INC. (4 series)
Merrill Lynch Aggregate Bond Index Fund
Merrill Lynch International Index Fund
Merrill Lynch S&P 500 Index Fund
Merrill Lynch Small Cap Index Fund

MERRILL LYNCH STRATEGY SERIES, INC. (3 series)
Merrill Lynch Strategy Growth and Income Fund
Merrill Lynch Strategy Long-Term Growth Fund
Merrill Lynch Strategy All-Equity Fund

MERRILL LYNCH SERIES FUND, INC. (8 series)
Merrill Lynch Balanced Capital Strategy Portfolio
Merrill Lynch Core Bond Strategy Portfolio
Merrill Lynch Global Allocation Strategy Portfolio
Merrill Lynch Fundamental Growth Strategy Portfolio
Merrill Lynch High Yield Portfolio
Merrill Lynch Intermediate Government Bond Portfolio
Merrill Lynch Large Cap Core Strategy Portfolio
Merrill Lynch Money Reserve Portfolio
P.O. Box 9011
Princeton, New Jersey 08543-9011

2005 ANNUAL MEETINGS OF SHAREHOLDERS

January 31, 2005

TABLE OF CONTENTS

			Page
INTRODUCTION			1
ITEM 1: ELECTION OF BOARD MEMBERS			3
ITEM 2: APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS			6
ITEM 3: APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT			8
ITEM 4: APPROVAL OF CHARTER AMENDMENTS			19
ADDITIONAL INFORMATION			25
Exhibit A	—	Information Pertaining to Each Fund	A-1
Exhibit B	—	Information Pertaining to Board Member Nominees	B-1
Exhibit C	—	Information Pertaining to Officers	C-1
Exhibit D	—	Charter of the Nominating Committee	D-1
Exhibit E1	—	Form of Investment Advisory Agreement for Merrill Lynch Index Funds, Inc.	E1-1
Exhibit E2	—	Form of Investment Advisory Agreement for Mercury Basic Value Fund, Inc., Merrill Lynch Basic Value Fund, Inc. and Merrill Lynch Value Opportunities Fund, Inc.	E2-1
Exhibit F1	—	Form of Fee Waiver Agreement for Merrill Lynch Index Funds, Inc.	F1-1
Exhibit F2	—	Form of Fee Waiver Agreement for Mercury Basic Value Fund, Inc., Merrill Lynch Basic Value Fund, Inc. and Merrill Lynch Value Opportunities Fund, Inc.	F2-1
Exhibit G	—	Form of Maryland Charter Amendments	G-1
Exhibit H	—	Form of Massachusetts Charter Amendments	H-1
Exhibit I	—	Form of Delaware Charter Amendments	I-1

The funds will be referred to throughout this Combined Proxy Statement as listed below:

Fund or Series	Term Used in this Combined Proxy Statement
Master Basic Value Trust	Master Basic Value
Mercury Basic Value Fund, Inc.	Mercury Basic Value
Merrill Lynch Basic Value Fund, Inc.	ML Basic Value
Merrill Lynch Balanced Capital Fund, Inc.	Balanced Capital
Merrill Lynch Disciplined Equity Fund, Inc.	Disciplined Equity
Merrill Lynch Global Growth Fund, Inc.	Global Growth
Merrill Lynch Natural Resources Trust	Natural Resources
Merrill Lynch Ready Assets Trust	Ready Assets
Master Value Opportunities Trust	Master Value Opportunities
Merrill Lynch Value Opportunities Fund, Inc.	ML Value Opportunities
Merrill Lynch U.S. Treasury Money Fund	U.S. Treasury
Merrill Lynch U.S.A. Government Reserves	U.S.A. Government
Quantitative Master Series Trust	QMST
Master Aggregate Bond Index Series	Master Aggregate Bond Index
Master Enhanced International Series	Master Enhanced International
Master Enhanced S&P 500 Series	Master Enhanced S&P 500
Master Enhanced Small Cap Series	Master Enhanced Small Cap
Master Extended Market Index Series	Master Extended Market Index
Master International Index Series	Master International Index
Master S&P 500 Index Series	Master S&P 500 Index
Master Small Cap Index Series	Master Small Cap Index
Master Mid Cap Index Series	Master Mid Cap Index
Merrill Lynch Index Funds, Inc.	ML Index
Merrill Lynch Aggregate Bond Index Fund	Aggregate Bond Index
Merrill Lynch International Index Fund	International Index
Merrill Lynch S&P 500 Index Fund	S&P 500 Index
Merrill Lynch Small Cap Index Fund	Small Cap Index
Merrill Lynch Strategy Series, Inc.	Strategy Series
Merrill Lynch Strategy Growth and Income Fund	Strategy Growth & Income
Merrill Lynch Strategy Long-Term Growth Fund	Strategy Long-Term Growth
Merrill Lynch Strategy All-Equity Fund	Strategy All-Equity
Merrill Lynch Series Fund, Inc.	ML Series
Merrill Lynch Balanced Capital Strategy Portfolio	Balanced Capital Strategy Portfolio
Merrill Lynch Core Bond Strategy Portfolio	Core Bond Strategy Portfolio
Merrill Lynch Global Allocation Strategy Portfolio	Global Allocation Strategy Portfolio
Merrill Lynch Fundamental Growth Strategy Portfolio	Fundamental Growth Strategy Portfolio
Merrill Lynch High Yield Portfolio	High Yield Portfolio
Merrill Lynch Intermediate Government Bond Portfolio	Intermediate Government Bond Portfolio
Merrill Lynch Large Cap Core Strategy Portfolio	Large Cap Core Strategy Portfolio
Merrill Lynch Money Reserve Portfolio	Money Reserve Portfolio

INTRODUCTION

        This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards (which term as used herein refers to the Board of Trustees or the Board of Directors, as applicable) of the above-listed funds (each, a “Fund,” which term includes the individual series of the above-listed Funds, where applicable, and collectively, the “Funds”) to be voted at an Annual Meeting of Shareholders of each Fund (each, a “Meeting” and collectively, the “Meetings”), to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on January 31, 2005, at the times specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is December 31, 2004.

        Each Fund is organized either as a Maryland corporation, a Massachusetts business trust or a Delaware statutory trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock and shares of beneficial interest are referred to herein as “shares” or “Common Stock,” holders of shares or Common Stock are referred to as “shareholders” and the trustees or directors of each Fund are referred to as “Board Members” or “Directors,” as appropriate. MLIM or Fund Asset Management, L.P. (“FAM”), the investment adviser or manager of each Fund, is referred to as the “Investment Adviser” or “MLIM” or “FAM,” as applicable. The administrator of certain funds, as applicable, is referred to as the “Administrator,” and each Fund’s Articles of Incorporation or Declaration of Trust is referred to as its “Charter.” Please see Exhibit A to this Combined Proxy Statement for certain information relating to each Fund.

        All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted:

1)	“FOR” the election of the Board Member nominees of each Fund.

2)	“FOR” the approval of the proposed amendments to certain fundamental investment restrictions of each Fund.

3)	“FOR” the approval of the proposed investment advisory agreement for Mercury Basic Value, ML Basic Value, ML Value Opportunities, Aggregate Bond Index, International Index, S&P 500 Index and Small Cap Index.

4)	“FOR” the approval of the proposed amendments to each applicable Fund’s Charter to standardize their provisions and conform them to current applicable law.

        Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the applicable Meeting.

        The Board of each Fund has fixed the close of business on December 6, 2004 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meetings and at any adjournments thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number

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of shares of Common Stock as indicated in Exhibit A hereto. Except as set forth in Exhibit A to this Combined Proxy Statement, to the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of five percent or more of the outstanding Common Stock of that Fund.

        The Board Members of each Fund know of no business other than that mentioned in Items 1 through 4 of the Notice of Meeting that will be presented for consideration at the applicable Meeting. If any other matter is properly presented at a Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

        The shareholders solicited and entitled to vote on Items 1, 2, 3 and 4 are outlined in the following chart.

Fund	Item 1. Election of Board Members	Item 2A and B. Approval of Amendments to Fundamental Investment Restrictions	Item 3. Approval of Investment Advisory Agreement	Item 4A-G. Approval of Charter Amendments
Master Basic Value	YES	YES	NO	NO
Mercury Basic Value*	YES	YES	YES	YES - 4B
ML Basic Value*	YES	YES	YES	YES - 4A and 4B
Balanced Capital	YES	YES	NO	YES - 4B
Disciplined Equity	YES	YES	NO	YES - 4B
Global Growth	YES	YES	NO	YES - 4B
Natural Resources	YES	YES	NO	YES - 4C-G
Ready Assets	YES	YES	NO	YES - 4C-G
Master Value Opportunities	YES	YES	NO	NO
ML Value Opportunities*	YES	YES	YES	YES - 4A and 4B
U.S. Treasury	YES	YES	NO	YES - 4C-G
U.S.A. Government	YES	YES	NO	YES - 4C-G
QMST	YES	YES	NO	YES - 4C and 4G
Master Aggregate Bond Index	YES	YES	NO	YES - 4C and 4G
Master Enhanced International	YES	YES	NO	YES - 4C and 4G
S&P 500	YES	YES	NO	YES - 4C and 4G
Master Enhanced Small Cap	YES	YES	NO	YES - 4C and 4G
Master Extended Market Index	YES	YES	NO	YES - 4C and 4G
Master International Index	YES	YES	NO	YES - 4C and 4G
Master S&P 500 Index	YES	YES	NO	YES - 4C and 4G
Master Small Cap Index	YES	YES	NO	YES - 4C and 4G
Master Mid Cap Index	YES	YES	NO	YES - 4C and 4G
ML Index*	YES	YES	YES	YES - 4B
Aggregate Bond Index	YES	YES	YES	YES - 4B
International Index	YES	YES	YES	YES - 4B
S&P 500 Index	YES	YES	YES	YES - 4B
Small Cap Index	YES	YES	YES	YES - 4B
Strategy Series	YES	YES	NO	YES - 4B
Strategy Growth & Income	YES	YES	NO	YES - 4B
Strategy Long-Term Growth	YES	YES	NO	YES - 4B
Strategy All-Equity	YES	YES	NO	YES - 4B

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Fund	Item 1. Election of Board Members	Item 2A and B. Approval of Amendments to Fundamental Investment Restrictions	Item 3. Approval of Investment Advisory Agreement	Item 4A-G. Approval of Charter Amendments
ML Series	YES	YES	NO	YES - 4A and 4B
Balanced Capital Strategy Portfolio	YES	YES	NO	YES - 4A and 4B
Core Bond Strategy Portfolio	YES	YES	NO	YES - 4A and 4B
Global Allocation Strategy Portfolio	YES	YES	NO	YES - 4A and 4B
Fundamental Growth Strategy Portfolio	YES	YES	NO	YES - 4A and 4B
High Yield Portfolio	YES	YES	NO	YES - 4A and 4B
Intermediate Government Bond Portfolio	YES	YES	NO	YES - 4A and 4B
Large Cap Core Strategy Portfolio	YES	YES	NO	YES - 4A and 4B
Money Reserve Portfolio	YES	YES	NO	YES - 4A and 4B

*	The shareholders of ML Index will also vote in connection with election of Board Members of QMST (Item 1), the approval of amendments to the fundamental investment restrictions of QMST (Item 2) and the approval of the charter amendments of QMST (Item 4). The shareholders of Mercury Basic Value and ML Basic Value will also vote in connection with the election of Board Members of Master Basic Value (Item 1) and the approval of amendments to the fundamental investment restrictions of Master Basic Value (Item 2). The shareholders of ML Value Opportunities will also vote in connection with the election of the Board Members of Master Value Opportunities (Item 1) and the approval of amendments to the fundamental investment restrictions of Master Value Opportunities (Item 2).

ITEM 1: ELECTION OF BOARD MEMBERS

        At the Meetings, the Board Member nominees of each Fund will be elected to serve until their successors are elected and qualified or until their earlier death, retirement, resignation or removal.

        It is proposed that the same Board Member nominees serve as the Directors of each Fund. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the election of the following Board Member nominees: Donald W. Burton, Robert C. Doll, Jr., Laurie Simon Hodrick, John F. O’Brien, David H. Walsh and Fred G. Weiss. Certain biographical and other information relating to the Board Member nominees is set forth in Exhibit B.

        The Board of each Fund knows of no reason why any of the Board Member nominees listed above will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

        Committee and Board Meetings. The Board of each Fund has a standing Audit Committee and a standing Nominating Committee, each of which consists of all those Board Members who are not “interested persons” of the Fund (the “non-interested Directors”) within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

        The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of a Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written

3

statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of each Fund has adopted a written charter for the Audit Committee. Each Audit Committee has retained independent legal counsel to assist it in connection with these duties.

        The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Board of each Fund has adopted a written charter for the Nominating Committee, which is attached as Exhibit D. The nomination of Mr. O’Brien was recommended to the Nominating Committee by a non-interested Director. The Nominating Committee was established as a separate Board Committee for each Fund in February 2004.

        In identifying and evaluating a potential nominee to serve as an independent Board Member of a Fund, the Nominating Committee will consider, among other factors, (i) the contribution that the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board Member of the Fund; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, any sub-adviser to the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to any applicable standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund; and (viii) whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policy.

        During each Fund’s most recently completed fiscal year, each of the Board Members then in office attended at least 75% of the total number of meetings of the Board of that Fund held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee and Nominating Committee held during the period for which he or she served. For information about the number of Audit Committee, Nominating Committee and Board meetings held during each Fund’s most recently completed fiscal year, see Exhibit B to this Combined Proxy Statement.

Shareholder Communications. Shareholders may send written communications to a Fund’s Board of Directors or to an individual Director by mailing such correspondence to the Director or Directors at P.O. Box 9095, Princeton, New Jersey 08543-9095. Such communications must be signed by the shareholder and

4

identify the Fund, class and number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must continue to meet all the requirements of Rule 14a-8. See “Additional Information--Shareholder Proposals” herein.

        Interested Persons. Each Fund considers Mr. Doll to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act based on his positions with the Investment Adviser and its affiliates. Mr. Doll is expected to serve as the President of each Fund if he is elected as a Director. See Exhibit C to this Combined Proxy Statement.

        Compensation of Board Members. The Investment Adviser of each Fund, or the Administrator in the case of Mercury Basic Value, ML Basic Value, ML Value Opportunities, Aggregate Bond Index, International Index, S&P 500 Index and Small Cap Index (collectively, the “Feeder Funds”), pays all compensation to all officers of each such Fund and all Board Members of each Fund who are affiliated with Merrill Lynch & Co., Inc. (“ML & Co.”) or its subsidiaries. Each Fund pays each non-interested Director a combined fee for service on the Board and the Audit Committee plus a per meeting fee for each in-person Board meeting and in-person Audit Committee meeting attended. The Chairman of the Audit Committee receives an additional annual fee. Each non-interested Director also receives an aggregate fee for each special in-person meeting attended, which is allocated equally among all the applicable Funds overseen by the Director. The Fund reimburses each non-interested Director for his or her out-of-pocket expenses relating to attendance at Board, Audit Committee and any Nominating Committee meetings. Information relating to the aggregate fees and expenses paid by each Fund to its non-interested Directors during each Fund’s most recently completed fiscal year is set forth in Exhibit B hereto.

        Officers of the Funds. Information relating to the officers of each Fund is set forth in Exhibit C to this Combined Proxy Statement. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

        Stock Ownership. Set forth in Exhibit B to this Combined Proxy Statement is the following information for each Board Member nominee: (i) the aggregate dollar range of equity owned by such Board Member nominee in each Fund; and (ii) the aggregate dollar range of securities owned in all registered funds overseen by the Board Member nominee in the Merrill Lynch family of funds. As of the Record Date, the Board Members and officers of each Fund as a group owned an aggregate of less than 1% of the shares of each Fund outstanding at such date. As of the Record Date, no non-interested Board Member nominee or his or her immediate family members owned beneficially or of record any securities of ML & Co. At such date, Mr. Doll, a Board Member nominee of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

        Director Attendance at Shareholder Meetings. The Funds have no formal policy regarding Director attendance at shareholder meetings.

        See “Additional Information—Quorum and Vote Required” for the required vote necessary for the approval of this Item with respect to each Fund.

        The Board of each Fund recommends that the shareholders of that Fund vote FOR the election of the Board Member nominees.

5

ITEM 2: APPROVAL OF CHANGES TO
FUNDAMENTAL INVESTMENT RESTRICTIONS

        The Board of each Fund has approved, and recommends that Fund shareholders approve the amendment of certain investment restrictions of each Fund. These investment restrictions (which are fundamental policies of each Fund that may not be changed without shareholder approval) relate to: (a) borrowing money and (b) making loans to other persons.

        Each Fund has adopted fundamental investment restrictions that provide that a Fund may borrow money only from banks and may not make loans to other persons except under certain specified circumstances. You are being asked to approve changes to these fundamental investment restrictions that would allow each Fund (i) to expand the types of entities from which it may borrow and (ii) to add to the specified circumstances under which each Fund may make loans, loans made pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (the “SEC”). These changes will, among other things, make it possible for each Fund, in future, to participate in an interfund lending program. An interfund lending program would allow a Fund to borrow money from another affiliated investment company, which would provide that Fund with liquidity at a potentially lower cost than borrowing from banks without forcing the Fund to sell portfolio securities or use other more costly methods of obtaining cash. The changes will also allow a Fund to lend available cash to affiliated investment companies at a higher interest rate than it might receive if it invested such cash in overnight repurchase agreements or other short-term investments. Unless otherwise permitted by an SEC exemptive order, the Investment Company Act permits an open end investment company to borrow only from banks.

ITEM 2A: APPROVAL OF CHANGES TO
THE FUNDAMENTAL INVESTMENT RESTRICTION ON BORROWING

        In order to allow each Fund to increase its flexibility to borrow money, the Board of each Fund recommends that shareholders amend each Fund’s fundamental investment restriction relating to borrowing money as follows:

        The following is each Fund’s current fundamental borrowing restriction (the language proposed to be removed is in bold):

[The Fund may not] Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% ofits total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

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        The following is each Fund’s proposed amended fundamental borrowing restriction:

[The Fund may not:] Borrow money, except that (i) the Fund may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

The fundamental borrowing restriction in each Fund’s registration statement will refer to the Fund as a fund, portfolio, or trust, as applicable.

        The proposed amendment to each Fund’s fundamental borrowing restriction is intended to allow each Fund to expand its ability to meet short term liquidity needs without adversely affecting the Fund’s ability to pursue its investment objective and to respond to future investment opportunities. If the proposed amendment is adopted, each Fund will interpret the amended borrowing restriction in light of existing and future exemptive orders, SEC releases, no-action letters or similar relief or interpretations.

        Under the amended borrowing restriction, the Funds would be permitted to borrow cash from other affiliated investment companies if the SEC staff grants the Funds exemptive relief that would permit borrowing and lending among the Funds and other affiliated investment companies, the Funds establish an interfund lending program pursuant to such exemptive relief and each Fund’s Board approves that Fund’s participation in such a program. Participation in an interfund lending program may allow the borrowing Fund to reduce the cost of borrowing money.

        See “Additional Information--Quorum and Vote Required” for the required vote necessary for the approval of this Item with respect to each Fund.

        The Board of each Fund recommends that the shareholders of that Fund vote FOR the proposal to approve the above-described amendment to the Fund’s fundamental investment restriction on borrowing.

ITEM 2B: APPROVAL OF CHANGES TO
THE FUNDAMENTAL INVESTMENT RESTRICTION ON LENDING

        In order to allow each Fund to increase its flexibility to lend money, the Board of each Fund recommends that shareholders amend each Fund’s fundamental investment restriction relating to making loans as follows:

        The following is each Fund’s current fundamental lending restriction (the language to be removed is in bold):

[The Fund may not:] Make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further (ii) that the Fund may

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lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Registration Statement, as it may be amended from time to time.

        The following is each Fund’s proposed amended fundamental lending restriction (the language to be added is underlined):

[The Fund may not:] Make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Registration Statement, as it may be amended from time to time, and (iii) as may otherwise be permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission.

The fundamental lending restriction in each Fund’s registration statement will refer to the Fund as a fund, portfolio, or trust, as applicable.

        The proposed amendment to each Fund’s fundamental lending restriction is intended to increase the potential uses for a Fund’s cash positions that will allow potentially greater investment return than the currently available short term investments. If the proposed amendment is adopted, each Fund will interpret the amended lending restriction in light of existing and future exemptive orders, SEC releases, no-action letters or similar relief or interpretations.

        1 Under the amended lending restriction, the Funds would be permitted to lend cash to other affiliated investment companies if the SEC staff grants the Funds exemptive relief that would permit borrowing and lending among the Funds and other affiliated investment companies, the Funds establish an interfund lending program pursuant to such exemptive relief and each Fund’s Board approves that Fund’s participation in such a program. Participation in an interfund lending program may allow the lending Fund to generate increased interest income.

        See “Additional Information--Quorum and Vote Required” for the required vote necessary for the approval of this Item with respect to each Fund.

        The Board of each Fund recommends that the shareholders of that Fund vote FOR the proposal to approve the above-described amendment to the Fund’s fundamental investment restriction on lending.

ITEM 3: APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT

        Only shareholders of Mercury Basic Value, ML Basic Value, ML Value Opportunities, Aggregate Bond Index, International Index, S&P 500 Index and Small Cap Index (previously defined as the “Feeder Funds”) may vote with respect to this Item 3.

        Shareholders of each Feeder Fund are being asked to consider approval of a separate investment advisory agreement between that Feeder Fund and FAM (each, a “Feeder Advisory Agreement”) as described below.

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        Each Feeder Fund is organized in a master/feeder structure. In this structure, each Feeder Fund invests all or substantially all of its assets in a corresponding portfolio (each, a “Master Fund”) of Master Basic Value, Master Value Opportunities or QMST (each, a “Master Trust”), as applicable, with the same investment objectives and strategies as the relevant Feeder Fund. As long as a Feeder Fund remains in a master/feeder structure, all advisory services will be provided at the Master Trust level. For this reason, there is currently no investment advisory agreement in place between FAM and each Feeder Fund. In order to increase each Feeder Fund’s flexibility to withdraw from the master/feeder structure if the Board determines such withdrawal to be in the best interests of that Feeder Fund and its shareholders, it is proposed that a separate investment advisory agreement between each Feeder Fund and FAM be established. The execution of a new Feeder Advisory Agreement at the Feeder Fund level will not result in an increase in any Feeder Fund’s current advisory fee rate. As long as a Feeder Fund remains in a master/feeder structure, the fees payable by that Feeder Fund under its respective Feeder Advisory Agreement will be waived pursuant to a Fee Waiver Agreement between that Feeder Fund and FAM (each, a “Fee Waiver Agreement”) to the extent necessary to ensure that any advisory fees charged under the Feeder Advisory Agreement are based on services provided that are in addition to, rather than duplicative of, services provided pursuant to the investment advisory agreement of the Master Fund. See “Terms of Proposed Feeder Advisory Agreement” and “Compensation and Expenses” below.

Terms of Proposed Feeder Advisory Agreement

        Under the terms of each proposed Feeder Advisory Agreement, the Investment Adviser will be responsible for the management of the Feeder Fund and will act subject to the general oversight of the Feeder Fund’s Board and in conformity with the stated policies of the Feeder Fund.

        As noted above, each Feeder Fund is organized in a master/feeder structure. If shareholders of a Feeder Fund approve this proposal, that Feeder Fund will continue to rely on the portfolio management of the applicable Master Trust’s Investment Adviser to manage the Feeder Fund’s holdings in the Master Fund. As a result, that Feeder Fund will not invest in portfolio securities directly, but will instead continue to invest all or substantially all of its assets in the shares of beneficial interest of the Master Fund, as applicable. This type of arrangement relieves a Feeder Fund of the need for investment advice in the day-to-day management of its portfolio. If you approve the proposed new Feeder Advisory Agreement for your Feeder Fund, your Feeder Fund will in future have the flexibility to withdraw from the master/feeder structure and operate as a stand alone fund at any time without having to hold a shareholder meeting solely for the purpose of seeking your approval of the proposed Feeder Advisory Agreement. If a Feeder Fund operates as a stand-alone fund in the future, its proposed Feeder Advisory Agreement obligates the Investment Adviser to provide the Feeder Fund with investment advisory services that include making investment decisions and placing orders to effect portfolio transactions on behalf of the Feeder Fund. In this regard, the Investment Adviser has access to the personnel, and securities and economic research facilities, of its affiliated company, ML & Co., and its other investment advisory affiliates.

        Each Feeder Advisory Agreement also obligates the Investment Adviser to pay all compensation of officers of the Feeder Funds and those Board Members of the Feeder Fund who are affiliated persons of the Investment Adviser.

        FAM or MLIM, as applicable also will continue to act as each Feeder Fund’s administrator pursuant to a separate administration agreement between each Feeder Fund and FAM or MLIM. Under each administration agreement, FAM or MLIM is obligated to provide the respective Feeder Fund with office space, facilities, equipment and necessary personnel and such other services as it, subject to review by the Board, shall from

9

time to time determine to be necessary or useful to perform its obligations under the administration agreement and also, on behalf of the Feeder Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and other such persons in any such other capacity deemed to be necessary or desirable. FAM or MLIM, as applicable, shall make reports to the Board regarding its performance of its obligations under each administration agreement and furnish advice and recommendations to such other aspects of the business and affairs of the Feeder Fund as it shall determine to be desirable. FAM or MLIM, as applicable, may also provide certain portfolio accounting services to the Feeder Fund, for which the Feeder Fund will reimburse FAM or MLIM. FAM or MLIM may also provide certain portfolio accounting services for the Feeder Fund, for which the Feeder Fund will reimburse FAM or MLIM, as applicable.

Compensation and Expenses

        Currently, the Investment Adviser receives a fee for investment advisory services provided to each Master Trust pursuant to a separate investment advisory agreement between the Investment Adviser and each Master Trust (each, a “Master Advisory Agreement”). The Feeder Funds indirectly bear their pro rata portion of this advisory fee because the Feeder Funds invest all or substantially all of their assets in the Master Funds.

        It is proposed that for its services to each Feeder Fund under the respective Feeder Advisory Agreement, FAM will receive monthly compensation at an annual rate based on a percentage of the Fund’s average daily net assets as set forth in the chart below. Such compensation is identical to the current rate paid by each Feeder Fund’s corresponding Master Fund under the applicable Master Advisory Agreement, and thus paid indirectly by each Feeder Fund through its investment in the corresponding Master Fund.

Fund Name	Advisory Fee
Mercury Basic Value	Annual rate of 0.60% of the average daily net assets for the first $100 million;
0.50% of the average daily net assets from $100 million to $200 million;
and 0.40% of the average daily net assets above $200 million.

ML Basic Value	Annual rate of 0.60% of the average daily net assets for the first $100 million;
0.50% of the average daily net assets from $100 million to $200 million; and
0.40% of the average daily net assets above $200 million.

ML Value Opportunities	Annual rate of 0.50% of the average daily net assets for the first $1 billion;
0.475% of the average daily net assets from $1 billion to $1.5 billion; and
0.45% of the average daily net assets above $1.5 billion.

Aggregate Bond Index	Annual rate of 0.06% of the average daily net assets.

International Index	Annual rate of 0.01% of the average daily net assets.

S&P 500 Index	Annual rate of 0.05% of the average daily net assets.

Small Cap Index	Annual rate of 0.08% of the average daily net assets.

        In order to ensure that each Feeder Fund does not pay an investment advisory fee under its Feeder Advisory Agreement that duplicates the advisory fee it currently pays indirectly through its investment in its corresponding Master Fund pursuant to the Master Advisory Agreement, the Investment Adviser proposes to enter into a Fee Waiver Agreement with each Feeder Fund. Under the terms of the proposed Fee Waiver

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Agreement, the Investment Adviser has agreed to waive its advisory fee under the Feeder Advisory Agreement for so long as the respective Feeder Fund continues to operate in a master/feeder structure. Thus, no Feeder Fund will be subject to an increased advisory fee rate as a result of the approval of a Feeder Advisory Agreement. The Fee Waiver Agreement also provides that in no event shall the Investment Adviser be required to waive fees in excess of the amount of fees actually charged by the Investment Adviser to a Feeder Fund. As a result of this fee waiver, the effective fee rate for advisory services paid by a Feeder Fund (on both the Feeder Fund and Master Fund level) will be the same as the current fee that is paid indirectly by each Feeder Fund through its investment in its corresponding Master Fund. In addition, any currently existing fee waiver agreements applicable to Aggregate Bond Index, International Index, S&P 500 Index and Small Cap Index will not be affected by the execution of the new Feeder Advisory Agreement at the Feeder Fund level.

Board Considerations

        In connection with its consideration of each Feeder Advisory Agreement and Fee Waiver Agreement, each Board and Audit Committee received information relating to, among other things, alternatives to the present management arrangement and the nature, quality and cost of the management and other services to be provided to the Feeder Funds under the Feeder Advisory Agreement and Fee Waiver Agreement. Each Board considered that, as a result of the Fee Waiver Agreement, each Feeder Fund would incur the same advisory fee that it currently incurs under the existing master/feeder structure. Each Board considered that, by putting in place a Feeder Advisory Agreement and its corresponding Fee Waiver Agreement, each Feeder Fund would gain the flexibility to immediately withdraw from the master/feeder structure and operate as a stand alone fund at any time the Board or its shareholders deemed such withdrawal to be in the best interests of that Feeder Fund. Each Board considered that, without the Feeder Advisory Agreement, a Feeder Fund would not have its own investment adviser in the event that the Board or shareholders of a Feeder Fund should decide to operate as a stand-alone fund and would, therefore, have to operate under a temporary interim advisory agreement until such time as a new investment adviser and a new investment advisory agreement could be reviewed and approved within the time period required by the Investment Company Act. Each Board also considered that if a Feeder Fund should decide to operate as a stand-alone fund, the Fee Waiver Agreement would terminate and the Feeder Fund would be required to pay the Investment Adviser for its services in managing the Fund an advisory fee under the Feeder Advisory Agreement at a rate schedule equal to the advisory fee rate currently paid to the Investment Adviser by its corresponding Master Fund and, indirectly, the Feeder Fund.

        Each Board, including the non-interested Directors, also considered the quality and experience of the personnel who would provide investment advisory services to each Feeder Fund under the respective Feeder Advisory Agreement, representations made by FAM that there will be no material adverse change in such services and the relative profitability of the present agreements to the Investment Adviser.

        In connection with each Board’s and Audit Committee’s consideration of each Feeder Advisory Agreement, the Board and Audit Committee specifically requested and received from the Investment Adviser financial and performance data for the respective Feeder Fund, information concerning the profitability of the respective Master Funds to the Investment Adviser, information concerning fees charged to similar accounts by the Investment Adviser, and information as to services to be rendered to the Feeder Fund and compensation paid to affiliates of the Investment Adviser by the Feeder Fund. The Boards and Audit Committees reviewed information regarding access to research services from brokers to which the Investment Adviser may allocate portfolio brokerage in a “soft dollar” arrangement and the services provided by and any compensation paid to

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a Feeder Fund’s Administrator, if applicable. Each Board and Audit Committee also received from Lipper Inc. information concerning the performance of each Master Fund and its corresponding Feeder Fund compared to certain other non-MLIM/FAM-advised open-end funds that invest primarily in the types of portfolio securities in which each Feeder Fund and its Master Fund invest, and comparing the Feeder Fund’s fee rate for advisory and administrative services and ratios for management expenses, investment-related expenses and total expenses to those of other non-MLIM/FAM-advised open-end funds deemed comparable by Lipper Inc. The Boards and Audit Committees considered the compensation paid to the Investment Adviser and the services provided to the Master Fund by the Investment Adviser under the Master Advisory Agreement, as well as other services provided by the Investment Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services to be provided to the Feeder Fund, the Investment Adviser and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Feeder Fund. Each Board and Audit Committee also considered the direct and indirect benefits to the Investment Adviser from its relationship with the Feeder Fund and the corresponding Master Fund. Based on their experience as Directors of the Feeder Fund and the Master Fund and as directors of other MLIM/FAM-advised funds, the Directors concluded that each Feeder Fund benefits, and should continue to benefit, from those services.

        In reviewing each Feeder Advisory Agreement, each Board focused on the experience, resources and strengths of the Investment Adviser and its affiliates in managing investment companies that invest in a portfolio of securities of the same type and with the same investment focus as each respective Master Fund, among them other MLIM/FAM-advised open-end funds that have investment objectives and strategies similar to those of each Feeder Fund and its corresponding Master Fund. With respect to Mercury Basic Value and ML Basic Value, the Board compared each Feeder Fund and Master Basic Value with other funds that invest primarily in large cap U.S. equity securities using a value investing style. With respect to ML Value Opportunities, the Board compared the Feeder Fund and Master Value Opportunities with other funds that invest primarily in securities of small cap and emerging growth companies using a value investing style. With respect to S&P500 Index, Small Cap Index, International Index and Aggregate Bond Index, the Board compared each Feeder Fund and its corresponding Master Fund with other similar index funds that invest in portfolios of index related securities denominated in both U.S. dollars and non-U.S. dollar currencies managed to track the performance of an index.

        In reviewing each proposed Feeder Advisory Agreement, each applicable Board considered the amount of equity and fixed income assets under the management of the Investment Adviser and its affiliates, including MLIM and FAM, as well as the experience of each Feeder Fund’s portfolio management team. Each Board noted that the Investment Adviser has over twenty-five years experience investing in equity and fixed income securities of every type issued by companies and other issuers throughout the world. Each applicable Board also noted that (i) Kevin Rendino and Robert Martorelli, the portfolio managers of Master Basic Value, ML Basic Value and Mercury Basic Value, each has more than ten years experience analyzing and investing in U.S. and foreign equity securities using a value investing style; (ii) Elise Baum, the portfolio manager of Master Value Opportunities and ML Value Opportunities, has over nine years experience analyzing and investing in small cap and emerging growth securities using a value investing style; (iii) Richard Vella, the portfolio manager of each of S&P 500 Index, International Index and Small Cap Index and its corresponding series of QMST, has over twenty years experience in managing equity index investments; and (iv) Jeffrey Hewson and

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Frank Viola, the portfolio managers of Aggregate Bond Index and its corresponding series of QMST, have over fifteen years and over eight years, respectively, experience in managing bond index investments. Based on this information, each Board concluded that the Investment Adviser has a high level of expertise in managing the types of investments used by each Feeder Fund and its corresponding Master Fund and that each Feeder Fund currently benefits, and would continue to benefit, from that expertise. The Board Members based their conclusions on their experience as directors of other open-end investment companies managed by the Investment Adviser and its affiliates that invest in similar portfolio securities and on their experience with the security analysis and risk management historically performed by the Investment Adviser.

        Each respective Board also reviewed the compliance and administrative services provided to each Feeder Fund by the Investment Adviser or the Administrator, as applicable, including their oversight of the Feeder Fund’s day-to-day operations and their oversight of Feeder Fund accounting. The Investment Adviser, the Administrator and their affiliates provide compliance and administrative services to each Feeder Fund, its corresponding Master Fund and all the MLIM/FAM-advised funds, as well as to a number of third party fund groups. The Board Members, based on their experience as directors/trustees of other investment companies managed by the Investment Adviser and its affiliates as well as of each Feeder Fund and the corresponding Master Fund, also focused on the quality of the Investment Adviser’s and Administrator’s compliance and administrative staff. The Boards noted that, in addition to the analysts dedicated to each Master Fund and its corresponding Feeder Fund, and the analysts and compliance personnel dedicated to the management group, the Investment Adviser has a separate legal and compliance staff to ensure a high level of quality in the compliance services provided to the Feeder Fund. The Board Members concluded, based on their experience as Board Members, that, historically, the compliance and administrative services provided by the Investment Adviser and/or the Administrator were of a sufficiently high quality to benefit each Feeder Fund.

        In reviewing each Feeder Advisory Agreement, the applicable Board evaluated each Feeder Fund’s and its corresponding Master Fund’s fee rate for advisory services, and the Feeder Fund’s historical performance as compared to those of other non-MLIM/FAM-advised comparable open-end funds that invest in similar portfolio securities as provided by Lipper Inc. In particular, each respective Board noted that with respect to each Feeder Fund’s contractual advisory fee rate at a common asset level - currently paid indirectly through its investment in the corresponding Master Fund - (i) ML Basic Value had the lowest fee rate among the ten funds in its group while Mercury Basic Value’s fee rate (without taking into account the fee waiver currently in place for that Fund) was above the median of the group; (ii) ML Value Opportunities’ advisory fee rate was the fourth lowest among the ten funds in its group and below the median of the group; and (iii) the advisory fee rate for each of the four series of ML Index was below the median of the group. Each applicable Board also noted that with respect to each Feeder Fund’s current and projected actual advisory and administrative fee, which includes the effects of any fee waivers, as a percentage of total assets at a common asset level (i) ML Basic Value had the third lowest fee rate among the funds in its group and Mercury Basic Value had the lowest fee rate of the group; (ii) ML Value Opportunities had the third lowest fee rate among the funds in its group; and (iii) S&P 500 Index, Small Cap Index and Aggregate Bond Index each had a fee rate that was below the median of the group while International Index had a fee rate that was slightly above the median of the group. Each respective Board also compared each Feeder Fund’s current and projected total expenses to those of other, similarly managed funds and concluded that (i) the actual total expenses of ML Basic Value were the lowest in its group while those of Mercury Basic Value were above the median of the group; (ii) the actual total expenses of ML Value Opportunities were below the median of its group; and (iii) the actual total expenses of each series of ML Index

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were at or below the median of the other funds in each respective category. Each Board also noted that each Feeder Fund’s historical performance was comparable to that of other similarly managed open-end funds in its category. Each Board also requested, received and considered profitability information related to the management revenues from each Feeder Fund and its corresponding Master Fund. Based upon all the information reviewed and its discussions, each Board concluded that the advisory fee rate schedule of each Feeder Fund was reasonable in relation to the services to be provided by the Investment Adviser to that Feeder Fund as well as the costs incurred and benefits to be gained by the Investment Adviser and its affiliates in providing such services. The Board also found the proposed investment advisory fee and total expense ratio to be reasonable in comparison to the fees charged by other comparable funds of similar size.

        Each Board considered whether there should be changes in the proposed advisory fee rate or structure in order to enable each Feeder Fund to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Feeder Fund’s assets. Each respective Board determined that each proposed advisory fee rate schedule - which for ML Basic Value, Mercury Basic Value and ML Value Opportunities includes breakpoints that reduce the advisory fee rate as each Fund’s assets increase - was reasonable and that no changes were necessary. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

        Copies of the forms of Feeder Advisory Agreements and Fee Waiver Agreements are attached hereto as Exhibits E1 and E2, and Exhibits F1 and F2, respectively.

Payments to Affiliates of the Investment Adviser by the Feeder Funds

        Each Feeder Fund has entered into an administration agreement with the Administrator as administrator. The Administrator receives for its services to the Fund monthly compensation based on the average daily net assets of the Fund.

        The table below sets forth information about the total fees paid (net of waivers, if applicable) by each Feeder Fund to the Administrator for its most recently completed fiscal year:

Fund	Fiscal Year Ended	Amount Paid of Net Waivers (If Applicable)
Mercury Basic Value	June 30, 2004	$0	*
ML Basic Value	June 30, 2004	$0	**
ML Value Opportunities	March 31, 2004	$6,635,233
Aggregate Bond Index	December 31, 2003	$765,197	***
International Index	December 31, 2003	$324,588	***
S&P 500 Index	December 31, 2003	$4,714,411	***
Small Cap Index	December 31, 2003	$197,585	***

*	Net of waiver in the amount of $28,149. For the fiscal year ended June 30, 2004, the Administrator contractually agreed to waive administration fees so that operating expenses will not exceed certain amounts.

**	With respect to ML Basic Value, the Administrator may receive monthly compensation for its services only if, among other things, the administration agreement is first amended by ML Basic Value’s Board of Directors to permit such compensation. To date, the Board of Directors has not so amended the ML Basic Value administration agreement.

***	Net of waiver in the amounts of $75,156 with respect to Aggregate Bond Index, $7,761 with respect to International Index, $0 with respect to S&P 500 Index and $23,445 with respect to Small Cap Index. The Administrator has agreed to voluntarily waive the administrative fees of ML Index Feeder Fund so that each such Fund’s total operating expenses will not exceed certain amounts.

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        The Investment Adviser or its affiliates provide certain accounting services to the Feeder Funds and their corresponding Master Fund, and each Feeder Fund (indirectly through its investment in the Master Fund) reimburses the Investment Adviser or its affiliates for these accounting services. Information on the amounts paid to the Investment Adviser or its affiliates by each Feeder Fund for accounting services for each Feeder Fund’s most recently completed fiscal year is set forth below.

Fund	Fiscal Year Ended	Amount Paid to Investment Adviser or its affiliates for Accounting Services*
Mercury Basic Value	June 30, 2004	$168,242	**
ML Basic Value	June 30, 2004	$168,242	**
ML Value Opportunities	March 31, 2004	$ 51,974
Aggregate Bond Index	December 31, 2003	$ 17,135
International Index	December 31, 2003	$ 3,886
S&P 500 Index	December 31, 2003	$ 43,249
Small Cap Index	December 31, 2003	$ 4,577

*	The accounting fees reflected are paid by each Feeder Fund’s corresponding Master Fund.

**	The amount paid by Master Basic Value is allocated to each of ML Basic Value and Mercury Basic Value pro rata based on each Feeder Fund’s investment in Master Basic Value.

        Financial Data Services, Inc. (“FDS”), an affiliate of FAM and MLIM, acts as the transfer agent for the Feeder Funds pursuant to separate Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreements (the “Transfer Agency Agreements”). Pursuant to the Transfer Agency Agreements, FDS is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Information relating to the transfer agency fees paid by each Feeder Fund under its respective Transfer Agency Agreement is set forth below for its most recently completed fiscal year.

Fund	Fiscal Year Ended	Amount Paid to FDS for Transfer Agency Services
Mercury Basic Value	June 30, 2004	$ 15,310
ML Basic Value	June 30, 2004	$11,268,413
ML Value Opportunities	March 31, 2004	$ 6,870,464
Aggregate Bond Index	December 31, 2003	$ 270,713
International Index	December 31, 2003	$ 52,805
S&P 500 Index	December 31, 2003	$ 1,071,311
Small Cap Index	December 31, 2003	$ 48,609

        Mercury Basic Value, ML Basic Value and ML Value Opportunities have adopted separate distribution plans for their Class A, Class B, Class C and, with respect to ML Basic Value and ML Value Opportunities, Class R shares pursuant to Rule 12b-1 under the Investment Company Act (the “Distribution Plans”). Aggregate Bond Index, International Index, S&P 500 Index and Small Cap Index have adopted an account maintenance plan for their Class A shares pursuant to Rule 12b-1 under the Investment Company Act (the “Account Maintenance Plans”). The Distribution Plans and Account Maintenance Plans provide for the payment of account maintenance fees, and the Distribution Plans also provide for the payment of distribution fees to FAM Distributors, Inc. (the “Distributor”), an affiliate of the Investment Adviser, to compensate the

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Distributor and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) (pursuant to separate sub-agreements) for providing certain account maintenance, shareholder and distribution services, as applicable. If the Feeder Advisory Agreement is approved, the Distributor and MLPF&S will continue to provide the above-described services to each Feeder Fund. Information relating to the fees paid to the Distributor and MLPF&S by each Feeder Fund pursuant to the Distribution Plans and Account Maintenance Plans is set forth below for the most recently completed fiscal year of each Feeder Fund.

Fund	Fiscal Year Ended	Amount Paid to Distributor under Distribution Plans or Account Maintenance Plans	Amount Paid by Distributor to MLPF&S pursuant to Distribution Plans or Account Maintenance Plans
Mercury Basic Value	June 30, 2004	$ 27,862	$ 27,862
ML Basic Value	June 30, 2004	$27,582,980	$27,582,980
ML Value Opportunities	March 31, 2004	$14,122,743	$14,122,743
Aggregate Bond Index	December 31, 2003	$ 164,012	$ 164,012
International Index	December 31, 2003	$ 189,611	$ 189,611
S&P 500 Index	December 31, 2003	$ 1,857,016	$ 1,857,016
Small Cap Index	December 31, 2003	$ 96,582	$ 96,582

        Shareholders of Mercury Basic Value, ML Basic Value and ML Value Opportunities pay sales charges to the Distributor pursuant to an initial sales charge arrangement or a deferred sales charge arrangement. These sales charges provide for the financing of the distribution of the shares of Mercury Basic Value, ML Basic Value and ML Value Opportunities by the Distributor. The Distributor, in turn, may pay all or a portion of these sales charges to selected dealers, including MLPF&S, for their services with respect to the distribution of Fund shares. If the Feeder Advisory Agreement is approved, the Distributor will continue to provide these distribution services to Mercury Basic Value, ML Basic Value and ML Value Opportunities. Information relating to the sales charges paid by shareholders of such Funds to the Distributor and the amounts paid by the Distributor to MLPF&S pursuant to the initial sales charge arrangements and the deferred sales charge arrangements is set forth below for the most recently completed fiscal year of each Feeder Fund.

Class A and Class I Sales Charge Information

Class A Shares

Fund	Fiscal Year Ended	Aggregate Amount of Initial Sales Charges Collected	Aggregate Amount of Initial Sales Charges Retained by Distributor	Aggregate Amount of Initial Sales Charges Paid to MLPF&S	Deferred Sales Charges Received on Redemption of Load Waived Shares
Mercury Basic Value	June 30, 2004	$ 0	$ 0	$ 0	$ 0
ML Basic Value	June 30, 2004	$835,399	$62,349	$773,050	$5,409
ML Value Opportunities	March 31, 2004	$347,970	$23,247	$324,723	$ 816

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Class I Shares

Fund	Fiscal Year Ended	Aggregate Amount of Initial Sales Charges Collected	Aggregate Amount of Initial Sales Charges Retained by Distributor	Aggregate Amount of Initial Sales Charges Paid to MLPF&S	Deferred Sales Charges Received on Redemption of Load Waived Shares
Mercury Basic Value	June 30, 2004	$ 0	$ 0	$ 0	$0
ML Basic Value	June 30, 2004	$103,550	$8,432	$95,118	$0
ML Value Opportunities	March 31, 2004	$ 14,135	$ 907	$13,228	$0

Class B and Class C Sales Charge Information

Class B Shares

Fund	Fiscal Year Ended	Contingent Deferred Sales Charges Received by Distributor		Contingent Deferred Sales Charges Paid to Merrill Lynch
Mercury Basic Value	June 30, 2004	$ 0	*	$ 0	*
ML Basic Value	June 30, 2004	$1,207,798		$1,207,798
ML Value Opportunities	March 31, 2004	$ 934,451		$ 934,451

*	The Fund collected Class B CDSCs totaling $14,777 and this amount was retained by the Fund as a credit pursuant to NASD rules regarding sales charge limitations.

Class C Shares

Fund	Fiscal Year Ended	Contingent Deferred Sales Charges Received by Distributor	Contingent Deferred Sales Charges Paid to Merrill Lynch
Mercury Basic Value	June 30, 2004	$ 0	$ 0
ML Basic Value	June 30, 2004	$58,911	$58,911
ML Value Opportunities	March 31, 2004	$43,940	$43,940

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        MLPF&S is an affiliated person, as defined in the Investment Company Act, of the Investment Adviser because MLPF&S and the Investment Adviser are under the common control of ML & Co. Information relating to the brokerage commissions paid to MLPF&S by each Feeder Fund, through each such Feeder Fund’s investment in its corresponding Master Fund, for its most recently completed fiscal year is set forth in the following table:

Fund	Fiscal Year Ended	Aggregate Brokerage Commissions Paid	Brokerage Commissions Paid to MLPF&S	Percentage of Aggregate Brokerage Commissions Paid to MLPF&S
Mercury Basic Value	June 30, 2004	$13,972,678	$1,186,574	(1)(2)
ML Basic Value	June 30, 2004	$13,972,678	$1,186,574	(1)(2)
ML Value Opportunities	March 31, 2004	$11,756,659	$ 919,791	(1)
Aggregate Bond Index	December 31, 2003	$ 225	$ 0	(1)
International Index	December 31, 2003	$ 38,009	$ 0	(1)
S&P 500 Index	December 31, 2003	$ 53,947	$ 14	(1)
Small Cap Index	December 31, 2003	$ 95,223	$ 0	(1)

(1)	Brokerage commissions are paid by the Master Trust. For the fiscal year ended June 30, 2004, the brokerage commissions paid to MLPF&S by Master Basic Value represented 8.49% of the aggregate brokerage commissions paid by Master Basic Value and involved 8.28% of Master Basic Value’s dollar amount of transactions involving payment of commissions during the year. For the fiscal year ended March 31, 2004, the brokerage commissions paid to MLPF&S by Master Value Opportunities represented 7.82% of the aggregate brokerage commissions paid by Master Value Opportunities and involved 5.63% of Master Value Opportunities’ dollar amount of transactions involving payment of commissions during the year. For the fiscal year ended December 31, 2003, the brokerage commissions paid to MLPF&S by QMST represented, in the aggregate 0.01% of the aggregate brokerage commissions paid by QMST and involved 0.04% of QMST’s dollar amount of transactions involving payment of commissions during the year.

(2)	The brokerage commissions are paid by Master Basic Value and are then allocated to each of ML Basic Value and Mercury Basic Value pro rata based on each Feeder Fund’s investment in Master Basic Value.

Information Relating to the Investment Adviser

        The Investment Adviser is organized as a limited partnership. The general partner of the Investment Adviser is Princeton Services, Inc. (“Princeton Services”). The limited partner of the Investment Adviser is ML & Co. Princeton Services is a wholly owned subsidiary of Merrill Lynch Group, Inc. (“Merrill Lynch Group”). Merrill Lynch Group is a wholly owned subsidiary of ML & Co. ML & Co., Merrill Lynch Group and Princeton Services control the Investment Adviser through their ownership (whether direct or indirect) of the voting securities of the Investment Adviser and their power to exercise a controlling influence over the management and policies of the Investment Adviser.

        Robert C. Doll is President of the Investment Adviser. He also is President and a Director of Princeton Services. The address of Mr. Doll is the same as that of the Investment Adviser, which can be found below under “Additional Information—Address Information.”

        The name of each officer or Director of the Feeder Funds who is also a current or former officer, employee or director of the Investment Adviser is set forth in Exhibit B to this Combined Proxy Statement.

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Information Relating to Similar Funds

        FAM is the investment adviser for certain other investment companies that have investment objectives that are similar to the investment objectives of certain of the Feeder Funds (“Similar Funds”). The following table provides certain information relating to each Similar Fund.

ML Value Opportunities

Name of Similar Fund	Net Assets as of September 30, 2004	Annual Rate of Investment Advisory or Management Fee*	Fee Waiver	Net Advisory or Management Fee
Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc.	$308,800,270	0.70%**	None	0.70%

ML Basic Value and Mercury Basic Value

Name of Similar Fund	Net Assets as of September 30, 2004	Annual Rate of Investment Advisory or Management Fee*	Fee Waiver	Net Advisory or Management Fee
Merrill Lynch Large Cap Value Fund of Merrill Lynch Large Cap Series Funds, Inc.	$789,840,998	0.50%**	None	0.50%

*	Fee is calculated based on the Fund’s average daily net assets.

**	Merrill Lynch Small Cap Growth Fund also pays FAM, as its administrator, an administration fee at the annual rate of 0.20% of the Fund’s average daily net assets. Merrill Lynch Large Cap Value Fund also pays FAM, as its administrator, an administration fee at the annual rate of 0.25% of the Fund’s average daily net assets.

        See “Additional Information—Quorum and Vote Required” for the required vote necessary for the approval of this Item by each applicable Fund.

        The Board of each Feeder Fund recommends that the shareholders of that Feeder Fund vote FOR approval of the applicable Feeder Advisory Agreement.

ITEM 4: APPROVAL OF CHARTER AMENDMENTS

        Each Fund is subject to comprehensive federal laws and regulations, and in particular, the Investment Company Act. Each Fund is also subject to the law of the state in which it is organized. Therefore, each Fund that is seeking to amend its charter is subject either to Maryland, Massachusetts or Delaware law, as applicable. Under Maryland, Massachusetts and Delaware law, a fund generally operates under a Charter or organization document, usually called articles of incorporation (Maryland) or a declaration of trust (Massachusetts and Delaware), that sets forth various provisions relating primarily to the authority of the fund to conduct business and the governance of the fund.

        The Funds discussed below are older Funds and since their formation, law and custom have changed. Current law and custom permit certain actions to be taken without a shareholder vote and, where a greater than majority vote was once required, a lesser vote may now be permitted. Because of the nature of mutual funds, soliciting the vote of shareholders and obtaining sufficient shareholder votes to take any action that requires

19

shareholder approval is often difficult, time consuming and expensive for a Fund. Because mutual fund shareholders may redeem their shares on demand at net asset value, less any applicable fees, they can “vote with their feet” if they are unhappy with a Fund (that is, simply redeem their shares and invest their money elsewhere) and historically have been less inclined to return a proxy than might shareholders of other types of issuers. For these reasons, the Funds are proposing the Charter amendments discussed below in order to modernize and standardize their Charters and to facilitate each applicable Fund’s ability to take certain actions without a shareholder vote when the Fund’s Board determines that such action is advisable and in the best interests of shareholders.

        The proposed amendments give the Board more flexibility and broader authority to act than do the existing Charters. This increased flexibility may allow the Board to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. Although the proposed amendments reduce or remove certain shareholder voting and other rights as more fully discussed below, adoption of the amendments will not remove any of the protections of federal law or alter the Boards’ existing fiduciary obligations to act with due care and in the shareholders’ best interests. Before using any new flexibility that the proposed amendments may afford, the Board must first consider the shareholders’ best interests and then act in accordance with those interests.

        See “Additional Information—Quorum and Vote Required” for the required vote necessary for the approval of this Item by each applicable Fund.

MARYLAND CORPORATIONS
(Items 4A and 4B)

        The Boards of certain of the Funds that are organized as Maryland corporations have approved amendments to the Charters of the Funds and have determined that it is advisable that these amendments be adopted by the shareholders. The amendments would (i) permit a Fund to take certain actions upon approval of a majority of the votes entitled to be cast, notwithstanding any provision of the Maryland General Corporation Law requiring approval of more than a majority of the votes entitled to be cast, and (ii) permit the redemption of a Fund’s shares upon the approval of the Board and permit in-kind redemptions. Attached as Exhibit G is the text of each of the proposed amendments.

ITEM 4A. APPROVAL OF AMENDMENT RELATING TO SHAREHOLDER VOTING

        Only shareholders of ML Basic Value, ML Value Opportunities and ML Series may vote with respect to this Item 4A.

        Shareholders of each of ML Basic Value, ML Value Opportunities and ML Series are being asked to consider approval of an amendment to that Fund’s Charter to add a provision to permit the Fund to take certain corporate actions, such as amending the Charter or merging with another fund, with the approval of a majority, rather than the currently required two-thirds of the shares entitled to be voted. At the time these Funds were organized, Maryland law required a two-thirds vote of the shares entitled to be voted in order to take certain corporate actions. This requirement has subsequently been revised to permit approval of such actions by less than a two-thirds vote if the voting requirement is specifically stated in the fund’s Charter and requires at least

20

a majority vote. A majority of the shares entitled to vote is less difficult to obtain than a two-thirds vote, especially in the context of mutual funds, such as the Funds, and consequently may reduce the cost to shareholders associated with soliciting shareholder votes in connection with corporate actions in the future.

        The Board of each Fund recommends that the shareholders of that Fund approve this Charter amendment.

ITEM 4B. APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE
CHARTER PROVISIONS REGARDING REDEMPTION OF FUND SHARES

        Only shareholders of Mercury Basic Value, ML Basic Value, Balanced Capital, Disciplined Equity, Global Growth, ML Value Opportunities, ML Index, Strategy Series and ML Series may vote with respect to this Item 4B.

        Shareholders of each of Mercury Basic Value, ML Basic Value, Balanced Capital, Disciplined Equity, Global Growth, ML Value Opportunities, ML Index, Strategy Series and ML Series are being asked to consider approval of an amendment to that Fund’s Charter to amend and restate the provisions relating to the redemption of Fund shares. The Boards have determined it advisable to seek shareholder approval of the proposed restatement of the provisions in each Charter regarding redemption of Fund shares in order to update and standardize the relevant Article in each Fund’s Charter. The chart below details the major differences in the redemption provisions in each Fund’s Charter.

Fund	Currently Permits Redemption of Small Accounts	Currently Permits Redemption in Kind
Mercury Basic Value	Yes	Yes
ML Basic Value	No	No
Balanced Capital	No	No
Disciplined Equity	Yes	Yes
Global Growth	Yes	Yes
ML Value Opportunities	No	No
ML Index	No	No
Strategy Series	No	No
ML Series	No	No

        The Charter of each Fund currently provides that the Fund’s shareholders may redeem the shares of the Fund they hold and that the Fund must redeem their shares at net asset value less any redemption fee or other charge, if any, as may be fixed by the Board. Certain of the Charters provide that the redemption price must be paid in cash; certain of the Charters permit redemption in kind (i.e., payment may be in securities or other assets). The proposed Charter amendments would permit each Fund to pay redemption proceeds in cash, securities or other assets of the Fund or partly in cash and partly in securities or other assets owned by the Fund at the time of redemption. The proposed Charter amendments would also clarify that the redemption price would be the applicable Fund’s net asset value less any redemption fee, liquidation fee, contingent deferred sales charge, or other fee or charge approved by the Board.

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        The proposed amendments also allow each Fund to redeem its shares without shareholder approval upon notice to the shareholders whose shares are to be redeemed when the Board determines it to be necessary and in the best interests of shareholders to do so. Such redemption might occur, for example, if a Fund’s Board determines that it is too costly or inefficient for the Fund to have numerous small shareholder accounts (under $500 for instance) or if the aggregate net assets of the Fund were to decrease significantly resulting in the Fund being too small to be economically viable. In the latter case, the Board might determine to liquidate the Fund by redeeming the outstanding shares held by all remaining shareholders. If the proposed Charter amendment is approved by shareholders, each Fund’s Charter would permit the Fund to liquidate in essence by redeeming its outstanding shares and thus avoid having to obtain the vote of its shareholders by the solicitation of proxies, which, as previously discussed, is a costly and time consuming procedure. Currently, certain of the Charters permit redemption of small shareholder accounts upon Board approval without a shareholder vote while others do not. As noted above, these changes to the Funds’ Charters would have no effect on any voting rights a shareholder might have under the Federal securities laws.

        The Board of each Fund recommends that the shareholders of that Fund approve this Charter amendment for the Fund.

MASSACHUSETTS BUSINESS TRUSTS OR DELAWARE STATUTORY TRUSTS
(Items 4C through 4G)

        The Boards of certain of the Funds that are organized as either Massachusetts business trusts or Delaware statutory trusts have approved amendments to the Charters of the Funds and have determined that it is advisable that these amendments be adopted by the shareholders. The amendments among other things would either eliminate or reduce the shareholder vote required under certain circumstances as follows: (i) permit a Fund to terminate without a shareholder vote, (ii) permit a Fund to merge, consolidate or sell all or substantially all of its assets upon the affirmative vote of shareholders as required under the Investment Company Act, (iii) permit a Fund to amend its investment advisory agreement to make non-material changes without a shareholder vote, and (iv) permit a Fund to amend its Charter without a shareholder vote if such amendment would not materially adversely affect the rights of shareholders. In addition, the amendments would clarify that each Fund’s chairman need not be a Fund officer and would eliminate the requirement that the Fund’s President be a Board Member. Attached as Exhibit H or I is the text of each of the proposed amendments.

ITEM 4C. APPROVAL OF AMENDMENT TO PERMIT THE FUND TO TERMINATE
WITHOUT A SHAREHOLDER VOTE

        Only shareholders of QMST, Natural Resources, Ready Assets, U.S. Treasury and U.S.A. Government may vote with respect to this Item 4C.

        Shareholders of each of QMST, Natural Resources, Ready Assets, U.S. Treasury and U.S.A. Government are being asked to consider approval of an amendment to that Fund’s Charter to permit the Fund to terminate and wind up its affairs without a shareholder vote. Currently the Charter of each Fund (other than QMST which does not require a shareholder vote to terminate) requires the affirmative vote of two-thirds of the outstanding

22

shares for the Fund to be terminated. Under current applicable state law, less than a two-thirds vote, and in certain instances, no shareholder vote at all, is required. If the Board of a Fund should determine that it is advisable in the best interests of shareholders to terminate the Fund because, for example, the Fund had decreased in size and was no longer economically viable, this amendment would allow the Board consistent with applicable Federal law to terminate the Fund without the need to go through the costly and often lengthy process of soliciting the vote of shareholders. Additionally, the current Charter of each Fund provides that once a shareholder vote is obtained to terminate the Fund, the Board, in winding up the affairs of the Fund, will need to seek a majority shareholder vote to approve the principal terms of each transaction entered into for the disposition of all or substantially all the Fund property. This need to obtain a shareholder vote to terminate the Fund (in the case of Natural Resources, Ready Assets, U.S. Treasury and U.S.A. Government) and to approve subsequent agreements entered into to dispose of the Fund’s assets, would prove to be a cumbersome and expensive process for a Fund and the Board recommends that each applicable Charter be amended to eliminate this provision.

        The Board of each Fund recommends that the shareholders of that Fund approve this Charter amendment for that Fund.

ITEM 4D. APPROVAL OF AN AMENDMENT TO
THE CHARTER PROVISIONS REGARDING MERGER,
CONSOLIDATION OR SALE OF ASSETS

        Only shareholders of Natural Resources, Ready Assets, U.S. Treasury and U.S.A. Government may vote with respect to this Item 4D.

        Shareholders of each of Natural Resources, Ready Assets, U.S. Treasury and U.S.A. Government are being asked to consider approval of an amendment to that Fund’s Charter that would permit the Fund to merge, consolidate or sell all or substantially all of its assets upon obtaining the approval of a majority, as defined in the Investment Company Act, of the Fund’s outstanding shares. Under the Investment Company Act, a majority means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares (an “Investment Company Act Majority”). Under each Fund’s current Charter, approval of such actions requires the affirmative vote of the holders of not less than two-thirds of the Fund’s outstanding shares. Since current state law permits a Fund to adopt a less than two-thirds voting requirement for approval of a merger, consolidation or sale of assets and since it is less difficult to obtain an Investment Company Act Majority than a two-thirds vote, which may reduce the cost to shareholders associated with soliciting shareholder votes in connection with such transactions in the future, the Boards have determined that it is advisable to seek shareholder approval of the proposed amendment to adopt the Investment Company Act Majority voting requirement in this context. In addition to changing the voting requirements, the Boards recommend the deletion from each Charter of the statement that shareholders have the same appraisal rights provided to shareholders of a Massachusetts corporation on the merger, consolidation, or sale of all or substantially all of its assets. The Investment Company Act requires purchases and sales of mutual fund shares to be made at net asset value. Appraisal rights, however, permit fund shares to be redeemed at “fair value,” which may be different from the Fund’s net asset value. For this reason, any appraisal rights provided under Massachusetts law conflict with and are pre-empted by the rules and regulations of the Investment Company Act, and are, therefore, unenforceable. In addition, the ability of mutual fund shareholders to redeem their shares at net asset value at any time effectively eliminates the need for appraisal rights.

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        The Board of each Fund recommends that the shareholders of that Fund approve this Charter amendment for that Fund.

ITEM 4E. APPROVAL OF AN AMENDMENT TO THE CHARTER VOTING
PROVISIONS REGARDING CHARTER AMENDMENTS

        Only shareholders of Natural Resources, Ready Assets, U.S. Treasury and U.S.A. Government may vote with respect to this Item 4E.

        Shareholders of each of Natural Resources, Ready Assets, U.S. Treasury and U.S.A. Government are being asked to consider approval of an amendment to that Fund’s Charter to (i) permit the Fund to amend its Charter under certain circumstances without a shareholder vote except as discussed below and (ii) reduce the voting requirement for shareholder approval of Charter amendments, where such approval is required, from a two thirds vote to an Investment Company Act Majority. Currently, the Charters require the affirmative vote of a majority of the outstanding shares to amend the Charter unless the Board determines an amendment to be necessary to change the Fund’s name or to conform the Charter to the requirements of applicable federal laws or regulations, or the requirements of the Internal Revenue Code. In addition, a two-thirds shareholder vote is required if a Charter amendment would change the rights of shareholders (a) by reducing the amount payable on liquidation or (b) by reducing or eliminating any voting rights. The proposed amendment would permit Charter amendments upon Board approval without a shareholder vote, except with respect to the following: (i) an amendment affecting shareholder voting powers; (ii) an amendment affecting the amendment provisions in the Charter; (iii) an amendment required by law or by a Fund’s registration statement to be approved by shareholders; and (iv) any amendment submitted to shareholders by the Board. By otherwise allowing amendment of the Charter without shareholder approval, the Board would have the necessary authority to react quickly to future contingencies. Where a shareholder vote is required for a Charter amendment, the proposed amendment provides that the affirmative vote of an Investment Company Act Majority of the Fund as a whole or of the shares affected will be needed.

        The Board of each Fund recommends that the shareholders of that Fund approve this Charter amendment for that Fund.

ITEM 4F. APPROVAL OF AN AMENDMENT TO THE
CHARTER VOTING PROVISION REGARDING INVESTMENT ADVISORY AGREEMENTS

        Only shareholders of Natural Resources, Ready Assets, U.S. Treasury and U.S.A. Government may vote with respect to this Item 4F.

        Shareholders of each of Natural Resources, Ready Assets, U.S. Treasury and U.S.A. Government are being asked to consider approval of an amendment to that Fund’s Charter to permit the Board of Directors to make non-material changes to each Fund’s investment advisory agreement without shareholder approval. Currently, the Charter of each Fund requires that any amendment to the Fund’s investment advisory agreement be approved by the affirmative vote of an Investment Company Act Majority. The provision does not distinguish between material and non-material changes. As a result, even if the Fund wished to amend the investment advisory agreement to decrease the advisory fee, a shareholder vote would be necessary. Under the Investment Company Act, however, shareholder approval of a change to an advisory agreement is only

24

required if such change is material; if, for example, the change would increase the advisory fee or reduce the services to be provided by the adviser. Therefore, approval of the proposed Charter amendment would give each Fund’s Board the flexibility to make non-material changes to the advisory agreement without a shareholder vote where the Board determines that such changes are in the best interests of Fund shareholders and do not materially affect shareholders or diminish their rights or protections.

        The Board of each Fund recommends that the shareholders of that Fund approve this Charter amendment for that Fund.

ITEM 4G. APPROVAL OF AN AMENDMENT TO THE
CHARTER PROVISIONS REGARDING FUND OFFICERS

        Only shareholders of QMST, Natural Resources, Ready Assets, U.S. Treasury and U.S.A. Government may vote with respect to this Item 4G.

        The Board is recommending that shareholders of each of QMST, Natural Resources, Ready Assets, U.S. Treasury and U.S.A. Government consider approval of an amendment to the section of each Fund’s Charter discussing the chairman of the Fund’s Board to clarify that the Fund’s chairman need not be an officer of the Fund. Fund officers are typically also officers of the investment adviser and are not, therefore, considered “independent” for purposes of the Investment Company Act. Under recently adopted rules under the Investment Company Act, registered investment companies such as the Funds will be required to have a chairman who is “independent” (that is, not affiliated with the Fund or the Fund’s adviser) if the Fund wishes to take advantage of certain exemptive rules. The proposed amendment will ensure that each Fund’s Board has the flexibility to appoint as Board chairman whoever it considers to be necessary and appropriate in the best interests of the Fund and its shareholders.

        With respect to Natural Resources, Ready Assets, U.S. Treasury and U.S.A. Government, this Charter section also provides that the president of the Fund must be a Board Member. The proposed amendment would delete this requirement. With this change, the Charter would still allow the Fund’s president to also be a Board Member, but would not require that he or she be a Board Member. The change would, therefore, give each Fund’s Board the flexibility to appoint a Fund president who was not also a Board member if the Board determined that such an appointment was necessary or appropriate in the best interests of the Fund and its shareholders.

        The Board of each Fund recommends that the shareholders of that Fund approve this Charter amendment for that Fund.

ADDITIONAL INFORMATION

        The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Combined Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the shares of the Funds.

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        In order to obtain the necessary quorum at the Meetings, supplementary solicitations may be made by mail, telephone, telegraph or personal interview by officers of the Funds. The Funds have retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies, at a cost of $4,200 per Fund, plus aggregate out-of-pocket expenses of approximately $105,000.

Quorum and Vote Required

        For the Funds listed below, a quorum consists of a majority of the shares entitled to vote at the Meetings, present in person or by proxy.

•	ML Basic Value
•	Balanced Capital
•	Ready Assets
•	ML Value Opportunities
•	U.S. Treasury
•	U.S.A. Government

        For the Funds listed below, a quorum consists of holders of one-third of the shares entitled to vote at the Meetings, present in person or by proxy.

•	Mercury Basic Value
•	Master Basic Value
•	Master Value Opportunities
•	Disciplined Equity
•	Global Growth
•	Natural Resources
•	ML Index
•	QMST
•	Strategy Series
•	ML Series

        Assuming a quorum is present, approval of Items 1 and 4 will require the affirmative vote of shareholders holding at least the percentage of shares indicated in the chart below. For purposes of Item 1, a “plurality of the votes” cast means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. Items 2A and 2B, and Item 3 require the approval of a majority of the outstanding voting securities as defined in the Investment Company Act, which means the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting at which more than 50% of the outstanding shares of the applicable Fund are represented or (ii) more than 50% of the outstanding shares of the applicable Fund. Each series of a multiple series fund votes separately on matters, if any, that affect that series.

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Fund	Item 1: Election of Board Members	Items 4A, 4B, 4C, 4D, 4E and 4F (as Applicable): Approval of Charter Amendments	Item 4G: Approval of Charter Amendment

Master Basic Value	Affirmative vote of a majority of the shares represented at the Meeting	n/a	n/a

Mercury Basic Value	Affirmative vote of a plurality of the votes cast	Affirmative vote of a majority of votes entitled to be cast	n/a

ML Basic Value	Affirmative vote of a plurality of the votes cast	Affirmative vote of two-thirds of votes entitled to be cast	n/a

Balanced Capital	Affirmative vote of a plurality of the votes cast	Affirmative vote of a majority of votes entitled to be cast	n/a

Disciplined Equity	Affirmative vote of a plurality of the votes cast	Affirmative vote of a majority of votes entitled to be cast	n/a

Global Growth	Affirmative vote of a plurality of the votes cast	Affirmative vote of a majority of votes entitled to be cast	n/a

Natural Resources	Affirmative vote of a majority of shares represented at the Meeting	Affirmative vote of two-thirds of votes entitled to be cast	Affirmative vote of a majority of shares represented at the Meeting

Ready Assets	Affirmative vote of a majority of shares represented at the Meeting	Affirmative vote of two-thirds of votes entitled to be cast	Affirmative vote of a majority of shares represented at the Meeting

Master Value Opportunities	Affirmative vote of a majority of the shares represented at the Meeting	n/a	n/a

ML Value Opportunities	Affirmative vote of a plurality of the votes cast	Affirmative vote of two-thirds of votes entitled to be cast	n/a

U.S. Treasury	Affirmative vote of a majority of shares represented at the Meeting	Affirmative vote of two-thirds of votes entitled to be cast	Affirmative vote of a majority of shares represented at the Meeting

U.S.A. Government	Affirmative vote of a majority of shares represented at the Meeting	Affirmative vote of two-thirds of votes entitled to be cast	Affirmative vote of a majority of shares represented at the Meeting

27

Fund	Item 1: Election of Board Members	Items 4A, 4B, 4C, 4D, 4E and 4F (as Applicable): Approval of Charter Amendments	Item 4G: Approval of Charter Amendment

QMST
  Master Aggregate
    Bond Index
  Master Enhanced
    International
  Master Enhanced
    S&P 500
  Master Enhanced
    Small Cap
  Master Extended
    Market Index
  Master International
    Index
  Master S&P
    500 Index
  Master Small Cap
    Index
  Master Mid Cap
Index	Affirmative vote of a majority of shares represented at the Meeting, all series voting together	Affirmative vote of a majority of votes entitled to be cast with all series voting together	Affirmative vote of a majority of the votes entitled to be cast with all series voting together

ML Index Aggregate Bond Index International Index S&P 500 Index Small Cap Index	Affirmative vote of a plurality of votes cast, all series voting together	Affirmative vote of a majority of votes entitled to be cast, all series voting together	n/a

Strategy Series Strategy Growth & Income Strategy Long-Term Growth Strategy All-Equity	Affirmative vote of a plurality of votes cast, all series voting together	Affirmative vote of a majority of votes entitled to be cast, all series voting together	n/a

ML Series Balanced Capital Strategy Portfolio	Affirmative vote of a plurality of votes cast, all series voting together	Affirmative vote of two-thirds of votes entitled to be cast, all series voting together	n/a
Core Bond Strategy Portfolio
Global Allocation Strategy Portfolio
Fundamental Growth Strategy Portfolio
High Yield Portfolio
Intermediate Government Bond Portfolio
Large Cap Core Strategy Portfolio
Money Reserve Portfolio

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        If, by the time scheduled for a Meeting, a quorum of the shareholders is not present or if a quorum is present but sufficient votes to take action with respect to a proposal are not received from the shareholders, the persons named as proxies may propose one or more adjournments of a Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the best interests of the Fund’s shareholders.

        All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings or any adjournment thereof in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted:

1)	“FOR” the election of each Fund’s Board Member nominees.

2)	“FOR” the approval of an amendment to certain fundamental investment restrictions of each Fund.

        With respect to properly executed proxies submitted by the shareholders of Mercury Basic Value, ML Basic Value, ML Value Opportunities, Aggregate Bond Index, International Index, S&P 500 Index and Small Cap Index:

3)	“FOR” the approval of the applicable Feeder Advisory Agreement with respect to Mercury Basic Value, ML Basic Value, ML Value Opportunities, Aggregate Bond Index, International Index, S&P 500 Index and Small Cap Index.

        With respect to properly executed proxies submitted by the shareholders of ML Basic Value, Mercury Basic Value, ML Value Opportunities, ML Series, Balanced Capital, Disciplined Equity, Global Growth, Natural Resources, QMST, U.S Treasury, U.S.A. Government, Strategy Series and ML Index:

4)	“FOR” the approval of the Charter amendments for each applicable Fund.

The shareholders of ML Index will also vote in connection with the election of Board Members of QMST (Item 1), the approval of amendments to the fundamental investment restrictions of QMST (Item 2) and the approval of the charter amendments of QMST (Item 4). The shareholders of Mercury Basic Value and ML Basic Value will also vote in connection with the election of Board Members of Master Basic Value (Item 1) and the approval of amendments to the fundamental investment restrictions of Master Basic Value (Item 2). The shareholders of ML Value Opportunities will also vote in connection with the election of the Board Members of Master Value Opportunities (Item 1) and the approval of amendments to the fundamental investment restrictions of Master Value Opportunities (Item 2).

        Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (previously defined as “MLPF&S”), holding shares of each Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. Each Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority

29

to the proxies designated to vote on the election of Board Members (Item 1), the proposed amendments to the fundamental investment restrictions (Item 2) and the approval of each respective Investment Advisory Agreement (Item 3) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions have been received, on Item 1, Item 2 and Item 3, except as limited by agreement or applicable law, it will do so in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority with respect to shares for which no instructions have been received in connection with the proposed charter amendments (Item 4). Proxies that are returned but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of a quorum. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will have no effect on the vote on Item 1 for the Maryland corporations. Abstentions and broker non-votes will have the same effect as a vote against Item 1 for the Delaware statutory trusts and for the Massachusetts business trusts, and as a vote against Items 2, 3 and 4A through 4G for all Funds.

Independent Registered Public Accounting Firm’s Fees

        The firm of Ernst & Young LLP (“E&Y”) has been selected as the independent registered public accounting firm for Global Growth. The firm of Deloitte & Touche LLP (“D&T”) has been selected as the independent registered public accounting firm for Master Basic Value, Mercury Basic Value, ML Basic Value, Balanced Capital, Disciplined Equity, Natural Resources, Ready Assets, Master Value Opportunities, ML Value Opportunities, U.S Treasury, U.S.A. Government, QMST, ML Index, Strategy Series and ML Series. E&Y and D&T, in accordance with Independence Standards Board Standard No. 1, have confirmed to each Fund’s Audit Committee that they are the independent registered public accounting firms with respect to the Funds.

        The SEC’s auditor independence rules require the Audit Committee of each Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firm directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund.

        The first two tables below set forth for each Fund, for its two most recent fiscal years, the fees billed by its independent registered public accounting firm for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the Fund’s operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:

•	“Audit Fees” are for the audit of the Fund’s annual financial statements included in the Fund’s reports to shareholders and in connection with statutory and regulatory filings or engagements;
•	“Audit-Related Fees” include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees;

30

•	“Tax Fees” include tax compliance, tax advice and tax planning; and
•	“All Other Fees” are for other products and services provided.

        Each Fund also is required to disclose the total non-audit fees paid to its independent registered public accounting firm for services rendered to the Fund and its Affiliated Service Providers regardless of whether those fees were pre-approved by the Audit Committee.

        The fiscal year end for each Fund is set forth in Exhibit A to this Combined Proxy Statement.

31

        Fees for audit and non-audit services provided directly to each Fund:

		Audit Fees ($)			Audit-Related Fees ($)				Tax Fees ($)*				All Other Fees ($)
Fund	Independent Registered Public Accounting Firm	2004	2003	2002	2004	2003		2002		2004	2003	2002	2004	2003	2002
Master Basic Value	D&T	48,000	47,500	n/a	0	0		n/a		8,000	7,500	n/a	0	0	0
Mercury Basic Value	D&T	11,400	6,000	n/a	0	0		n/a		5,200	0	n/a	0	0	0
ML Basic Value	D&T	11,400	7,250	n/a	0	0		n/a		5,800	5,400	n/a	0	0	0
Balanced Capital	D&T	35,000	48,200	n/a	0	0		n/a		7,800	5,400	n/a	0	0	0
Disciplined Equity	D&T	25,000	22,000	n/a	0	0		n/a		5,200	5,800	n/a	0	0	0
Global Growth	E&Y	38,000	41,500	n/a	0	0		n/a		5,200	5,000	n/a	0	0	0
Natural Resources	D&T	25,600	25,000	n/a	0	0		n/a		5,800	5,400	n/a	0	0	0
Ready Assets	D&T	n/a	44,600	46,400	n/a	0		0		n/a	5,400	5,400	n/a	0	0
Master Value
Opportunities	D&T	38,000	50,950	n/a	0	0		n/a		0	7,900	n/a	0	0	0
ML Value Opportunities	D&T	11,400	17,150	n/a	0	8,250	**	n/a		5,800	5,400	n/a	0	0	0
U.S. Treasury	D&T	22,000	22,000	n/a	0	0		n/a		5,800	5,400	n/a	0	0	0
U.S.A. Government	D&T	25,000	27,000	n/a	0	0		n/a		5,800	5,400	n/a	0	0	0
QMST
Master Aggregate
Bond Index	D&T	n/a	40,000	42,900	n/a	12,000	***	22,500	***	n/a	15,000	21,500	n/a	0	0
Master Enhanced
International	D&T	n/a	42,200	42,700	n/a	0		0		n/a	8,500	10,500	n/a	0	0
Master Enhanced
S&P 500	D&T	n/a	30,900	31,400	n/a	0		0		n/a	8,500	10,500	n/a	0	0
Master Enhanced
Small Cap	D&T	n/a	30,000	15,000	n/a	0		0		n/a	6,000	5,000	n/a	0	0
Master Extended
Market Index	D&T	n/a	42,400	42,900	n/a	0		0		n/a	8,500	10,500	n/a	0	0
Master International
Index	D&T	n/a	35,000	40,900	n/a	0		0		n/a	16,000	21,500	n/a	0	0
Master S&P 500 Index	D&T	n/a	33,000	36,500	n/a	12,000	***	22,500	***	n/a	15,000	19,000	n/a	0	0
Master Small Cap Index	D&T	n/a	40,400	40,900	n/a	12,000	***	22,500	***	n/a	13,500	19,000	n/a	0	0
Master Mid Cap Index	D&T	n/a	25,200	25,200	n/a	0		0		n/a	8,500	11,000	n/a	0	0
ML Index
Aggregate Bond Index	D&T	n/a	6,000	8,000	n/a	0		0		n/a	8,900	5,400	n/a	0	0
International Index	D&T	n/a	6,000	8,000	n/a	0		0		n/a	5,400	5,400	n/a	0	0
S&P 500 Index	D&T	n/a	6,000	8,000	n/a	0		0		n/a	6,900	5,400	n/a	0	0
Small Cap Index	D&T	n/a	6,000	8,000	n/a	0		0		n/a	8,400	5,400	n/a	0	0
Strategy Series	D&T
Strategy Growth
& Income	D&T	n/a	21,500	13,600	n/a	0		0		n/a	8,400	5,200	n/a	0	0
Strategy Long-Term
Growth	D&T	n/a	21,500	13,600	n/a	0		0		n/a	8,400	5,200	n/a	0	0
Strategy All-Equity	D&T	n/a	21,500	13,600	n/a	0				n/a	5,400	5,200	n/a	0	0
ML Series	D&T	n/a	n/a	132,800	n/a	0		0		n/a	20,310	19,100	n/a	0	0
Balanced Capital
Strategy Portfolio	D&T	n/a	15,600	—	n/a	0		0		n/a	4,800	4,800	n/a	0	0
Core Bond Strategy
Portfolio	D&T	n/a	17,000	—	n/a	0		0		n/a	4,800	4,800	n/a	0	0
Global Allocation
Strategy Portfolio	D&T	n/a	21,000	—	n/a	17,400	**	0		n/a	4,800	4,800	n/a	0	0
Fundamental Growth
Strategy Portfolio	D&T	n/a	11,000	—	n/a	0		0		n/a	4,800	4,800	n/a	0	0
High Yield Portfolio	D&T	n/a	20,000	—	n/a	0		0		n/a	4,800	4,800	n/a	0	0
Intermediate
Government Bond
Portfolio	D&T	n/a	12,000	—	n/a	0		0		n/a	4,800	4,800	n/a	0	0
Large Cap Core
Strategy Portfolio	D&T	n/a	13,000	—	n/a	0		0		n/a	4,800	4,800	n/a	0	0
Money Reserve Portfolio	D&T	n/a	13,000	—	n/a	0		0		n/a	4,800	4,800	n/a	0	0

*	Primarily related to tax compliance services associated with reviewing the Fund’s tax returns.

**	Primarily related to procedures performed in relation to the Fund’s organization.

***	Related to procedures performed in accordance with 17f-2 self-custody rate.

32

        Fees for non-audit services provided to each Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

		Audit-Related Fees ($)					Tax Fees ($)				All Other Fees ($)
Fund	Independent Registered Public Accounting Firm	2004		2003		2002		2004	2003	2002	2004		2003		2002
Master Basic Value	D&T	485,500	*	315,000	*	n/a		0	0	n/a	56,140	**	0		n/a
Mercury Basic Value	D&T	485,500	*	315,000	*	n/a		0	0	n/a	56,140	**	0		n/a
ML Basic Value	D&T	485,500	*	315,000	*	n/a		0	0	n/a	56,140	**	0		n/a
Balanced Capital	D&T	945,000	*	485,500	*	n/a		0	0	n/a	0		56,140	**	n/a
Disciplined Equity	D&T	485,500	*	315,000	*	n/a		0	0	n/a	56,140	**	0		n/a
Global Growth	E&Y	0		0		n/a		0	0	n/a	0		0		n/a
Natural Resources	D&T	945,000	*	485,500	*	n/a		0	0	n/a	0		56,140	**	n/a
Ready Assets	D&T	n/a		485,500	*	315,000	*	n/a	0	0	n/a		56,140	**	0
Master Value Opportunities	D&T	485,500	*	315,000	*	n/a		0	0	n/a	56,140	**	0		n/a
ML Value Opportunities	D&T	485,500	*	315,000	*	n/a		0	0	n/a	56,140	**	0		n/a
U.S. Treasury	D&T	945,00	0*	485,500	*	n/a		0	0	n/a	0		56,140	**	n/a
U.S.A. Government	D&T	945,000	*	485,500	*	n/a		0	0	n/a	0		56,140	**	n/a
QMST
Master Aggregate Bond Index	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0
Master Enhanced International	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0

Master Enhanced S&P 500	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0
Master Enhanced
Small Cap	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0
Master Extended
Market Index	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0
Master International Index	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0
Master S&P 500 Index	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0
Master Small Cap Index	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0
Master Mid Cap Index	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0
ML Index
Aggregate Bond Index	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0
International Index	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0
S&P 500 Index	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0
Small Cap Index	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0
Strategy Series
Strategy Growth & Income	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0
Strategy Long-Term Growth	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0
Strategy All-Equity	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0
ML Series
Balanced Capital
Strategy Portfolio	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0
Core Bond Strategy
Portfolio	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0
Global Allocation
Strategy Portfolio	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0
Fundamental Growth
Strategy Portfolio	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0
High Yield Portfolio	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0
Intermediate Government
Bond Portfolio	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0
Large Cap Core Strategy
Portfolio	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0
Money Reserve Portfolio	D&T	945,000	*	485,500	*	315,000	*	N/A	0	0	N/A		56,140	**	0

*	Primarily related to examinations of internal controls and investment management performance returns at affiliated service providers.

**	Primarily associated with project management of non-financial service systems implementations.

33

        Aggregate non-audit fees for services provided to each Fund and its Affiliated Service Providers, regardless of whether pre-approval was required:

		Aggregate Non-Audit Fees ($)
Fund	Independent Registered Public Accounting Firm	2004	2003	2002
Master Basic Value	D&T	$16,122,216†	$17,697,195†	n/a
Mercury Basic Value	D&T	16,119,416†	17,689,695†	n/a
ML Basic Value	D&T	16,120,016†	17,695,095†	n/a
Balanced Capital	D&T	14,099,766†	18,533,398†	n/a
Disciplined Equity	D&T	16,586,286†	17,628,406†	n/a
Global Growth	E&Y	7,183,600††	2,317,000††	n/a
Natural Resources	D&T	15,741,506†	18,114,289†	n/a
Ready Assets	D&T	N/A	18,695,837†	17,017,558	†
Master Value Opportunities	D&T	16,708,160†	17,386,327†	n/a
ML Value Opportunities	D&T	16,713,960†	17,392,077†	n/a
U.S. Treasury	D&T	12,454,025†	18,952,506†	n/a
U.S.A. Government	D&T	14,919,636†	18,323,844†	n/a
QMST
Master Aggregate Bond Index	D&T	N/A	18,717,437†	17,056,158	†
Master Enhanced International	D&T	N/A	18,698,937†	17,022,658	†
Master Enhanced S&P 500	D&T	N/A	18,698,937†	17,022,658	†
Master Enhanced Small Cap	D&T	N/A	18,696,437†	17,017,158	†
Master Extended Market Index	D&T	N/A	18,698,937†	17,022,658	†
Master International Index	D&T	N/A	18,706,437†	17,033,658	†
Master S&P 500 Index	D&T	N/A	18,717,437†	17,053,658	†
Master Small Cap Index	D&T	N/A	18,715,937†	17,053,658	†
Master Mid Cap Index	D&T	N/A	18,698,937†	17,023,158	†
ML Index
Aggregate Bond Index	D&T	N/A	18,699,337†	17,017,558	†
International Index	D&T	N/A	18,695,837†	17,017,558	†
S&P 500 Index	D&T	N/A	18,697,337†	17,017,558	†
Small Cap Index	D&T	N/A	18,695,837†	17,017,558	†
Strategy Series
Strategy Growth & Income	D&T	N/A	18,703,337†	17,017,358	†
Strategy Long-Term Growth	D&T	N/A	18,703,337†	17,017,358	†
Strategy All-Equity	D&T	N/A	18,703,337†	17,016,958	†
ML Series
Balanced Capital Strategy Portfolio	D&T	N/A	18,695,237†	17,016,958	†
Core Bond Strategy Portfolio	D&T	N/A	18,695,237†	17,016,958	†
Global Allocation Strategy Portfolio	D&T	N/A	18,712,637†	17,016,958	†
Fundamental Growth Strategy Portfolio	D&T	N/A	18,695,237†	17,016,958	†
High Yield Portfolio	D&T	N/A	18,695,237†	17,016,958	†
Intermediate Government Bond Portfolio	D&T	N/A	18,695,237†	17,016,958	†
Large Cap Core Strategy Portfolio	D&T	N/A	18,695,237†	17,016,958	†
Money Reserve Portfolio	D&T	N/A	18,695,337†	17,016,958	†

†	Primarily associated with project management of non-financial service systems implementations, advisory and management consulting services, and examinations of internal controls and investment management performance returns for Affiliated Service Providers. Fees are also related to the tax compliance services associated with reviewing the Fund’s tax returns.

††	Primarily associated with corporate tax consulting, cash flow analysis, and quality enhancement and education seminars for personnel of Affiliated Service Providers. Fees are also related to the tax compliance services associated with reviewing the Fund’s tax returns.

        The Audit Committee of each Fund has reviewed the non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Affiliated Service Providers that were not subject to the Audit Committee’s pre-approval and has determined that the provision of such services is compatible with maintaining the registered public accounting firm’s independence.

34

         Audit Committee’s Pre-Approval Policies and Procedures. The Audit Committee of each Fund has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Audit Committee. As noted above, the Audit Committee also must approve certain other non-audit services provided to a Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent registered public accounting firm may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the Fund or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Audit Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person Board meeting.

        Non-audit services provided to the Fund’s Affiliated Service Providers that have a direct impact on the operations or financial reporting of the Fund must be pre-approved by the Audit Committee of ML & Co. in addition to pre-approval by the Audit Committee.

        There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years, as noted in Exhibit A, on behalf of each Fund or on behalf of each Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of each Fund.

        Each Fund’s independent registered public accounting firm annually will provide the Audit Committee with a detailed analysis of all fees paid to them by ML & Co. and its affiliates.

        Representatives of E&Y and D&T, as applicable, are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire and to respond to questions from shareholders.

Address Information

        The address of MLIM, FAM, Princeton Services and the Distributor is P.O. Box 9011, Princeton, New Jersey 08536-9011. The address of ML & Co., MLPF&S and Merrill Lynch Group is 4 World Financial Center, New York, New York 10080. The address of FDS is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Annual Report Delivery

        Each Fund will furnish, without charge, a copy of its annual report for the Fund’s most recently completed fiscal year and, if applicable, a copy of its most recent semi-annual report to any shareholder upon request. Such requests should be directed to the attention of the Secretary of the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08536-9011, or to 1-800-995-6526.

35

Shareholder Meetings

        The charters of the Funds do not require that the Funds hold annual meetings of shareholders. Each Fund will, however, be required to call Annual Meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new or material amendments to advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Funds. Each Fund also would be required to hold an annual shareholder meeting to elect new Board Members at such time as less than a majority of the Board Members holding office have been elected by shareholders. The Charter or, as applicable, by-laws provide that a shareholder meeting may be called by a majority of the Board Members, the President (except for Master Basic Value, Natural Resources, Ready Assets, Master Value Opportunities, U.S. Treasury and U.S.A. Government) or on the written request of at least a majority of the outstanding shares (or of a portfolio thereof if the meeting relates solely to that portfolio), in the case of Mercury Basic Value, Disciplined Equity and ML Series or at least 10% of the outstanding shares (or of a portfolio if the meeting relates solely to that portfolio), in the case of Master Basic Value, ML Basic Value, Balanced Capital, Natural Resources, Ready Assets, Master Value Opportunities, ML Value Opportunities, U.S. Treasury, U.S.A. Government, ML Index, QMST or Strategy Series.

Shareholder Proposals

        Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to that Fund a reasonable time before the Board Members’ solicitation relating to such meeting is to be made. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by that Fund a reasonable period of time before the Board Members’ solicitation relating to such meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

By Order of the Boards of Directors/Trustees

ALICE A. PELLEGRINO
Secretary of Master Basic Value Trust, Mercury Basic
Value Fund, Inc., Merrill Lynch Basic Value Fund, Inc.,
Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch
Disciplined Equity Fund, Inc., Merrill Lynch Global Growth
Fund, Inc., Merrill Lynch Natural Resources Trust, Merrill
Lynch Ready Assets Trust, Master Value Opportunities
Trust, Merrill Lynch Value Opportunities Fund, Inc., Merrill
Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A.
Government Reserves, Quantitative Master Series Trust,
Merrill Lynch Index Funds, Inc., Merrill Lynch Strategy
Series, Inc. and Merrill Lynch Series Fund, Inc.

Dated: December 27, 2004

36

Exhibit A

        Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which this Exhibit is attached.

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

Fund	Fiscal Year End	State of Organization	Meeting Time	Shares/Beneficial Interests Outstanding as of Record Date
Master Basic Value	June 30	Delaware	8:00 a.m.	8,830,482,013
Mercury Basic Value	June 30	Maryland	8:15 a.m.	859,828
ML Basic Value	June 30	Maryland	8:30 a.m.	275,968,299
Balanced Capital(1)	September 30	Maryland	8:45 a.m.	111,109,956
Disciplined Equity	May 31	Maryland	9:00 a.m.	2,802,227
Global Growth	August 31	Maryland	9:15 a.m.	57,701,416
Natural Resources	July 31	Massachusetts	9:30 a.m.	6,262,885
Ready Assets	December 31	Massachusetts	9:45 a.m.	4,427,455,038
Master Value Opportunities	March 31	Delaware	10:00 a.m.	3,250,224,995
ML Value Opportunities	March 31	Maryland	10:15 a.m.	126,983,176
U.S. Treasury	November 30	Massachusetts	10:30 a.m.	50,242,962
U.S.A. Government	August 31	Massachusetts	10:45 a.m.	130,509,883
QMST	December 31	Delaware	11:00 a.m.	—
Master Aggregate Bond Index	December 31	n/a	11:00 a.m.	881,491,554
Master Enhanced International	December 31	n/a	11:00 a.m.	1,199,798,396
Master Enhanced S&P 500	December 31	n/a	11:00 a.m.	462,688,456
Master Enhanced Small Cap	December 31	n/a	11:00 a.m.	217,328,682
Master Extended Market Index	December 31	n/a	11:00 a.m.	210,144,375
Master International Index	December 31	n/a	11:00 a.m.	316,002,586
Master S&P 500 Index	December 31	n/a	11:00 a.m.	2,902,117,740
Master Small Cap Index	December 31	n/a	11:00 a.m.	383,460,009
Master Mid Cap Index	December 31	n/a	11:00 a.m.	173,261,602
ML Index	December 31	Maryland	11:15 a.m.	—
Aggregate Bond Index	December 31	n/a	11:15 a.m.	36,144,546
International Index	December 31	n/a	11:15 a.m.	14,597,800
S&P 500 Index	December 31	n/a	11:15 a.m.	172,347,068
Small Cap Index	December 31	n/a	11:15 a.m.	8,774,268
Strategy Series	December 31	Maryland	11:45 a.m.	—
Strategy Growth & Income	December 31	n/a	11:45 a.m.	5,063,582
Strategy Long-Term Growth	December 31	n/a	11:45 a.m.	8,537,373
Strategy All-Equity	December 31	n/a	11:45 a.m.	6,057,551

A-1

Fund	Fiscal Year End	State of Organization	Meeting Time	Shares Outstanding as of Record Date
ML Series	December 31	Maryland	12:15 p.m.	—
Balanced Capital Strategy Portfolio	December 31	n/a	12:15 p.m.	64,594,091
Core Bond Strategy Portfolio	December 31	n/a	12:15 p.m.	11,447,652
Global Allocation Strategy Portfolio	December 31	n/a	12:15 p.m.	15,092,251
Fundamental Growth Strategy Portfolio	December 31	n/a	12:15 p.m.	13,720,251
High Yield Portfolio	December 31	n/a	12:15 p.m.	14,106,546
Intermediate Government Bond Portfolio	December 31	n/a	12:15 p.m.	15,426,142
Large Cap Core Strategy Portfolio	December 31	n/a	12:15 p.m.	12,806,862
Money Reserve Portfolio	December 31	n/a	12:15 p.m.	353,063,991

(1)	Effective September 30, 2003, Balanced Capital changed its fiscal year end from March 31 to September 30.

        Except as set forth below, to the knowledge of the applicable Fund, as of the Record Date, the following person is a beneficial owner of five percent or more of the shares of any Fund or any series, as applicable.

Fund	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of the Record Date
Percentage of Fund
ML US Treasury Money Fund	MLPF&S CUST FPO Anna Lynne Papinchak IRRA FBO Anna Lynne Papinchak 800 Scudders Mill Road Plainsboro, NJ 08536	8.00% of Fund

A-2

Exhibit B

        Defined terms used herein and not otherwise defined shall have the same meanings attributed to them in Exhibit A and in the Combined Proxy Statement to which this Exhibit is attached.

INFORMATION PERTAINING TO BOARD MEMBER NOMINEES

Biographical Information

        Certain biographical and other information relating to the Board Member nominee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended, of each Fund, is set forth below:

Name, Address* and Age of Board Member Nominee	Position(s) held with each Fund(1)	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships
Robert C. Doll, Jr. (50)**	Director/Trustee Nominee; officer of certain funds as indicated in Exhibit C	President of MLIM and FAM since 2001, President and Director of Princeton Services since 2001; Co-Head (Americas Region) of MLIM from 2000 to 2001 and Senior Vice President of MLIM and FAM from 1999 to 2001; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	40 registered investment companies consisting of 63 portfolios	None

*	The address of Mr. Doll is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser (“MLIM/FAM-advised funds”). Mr. Doll is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions as President of MLIM and FAM and President and Director of Princeton Services.
(1)	For information as to term of office and length of time served on each Board, see table immediately following this chart.

        Certain biographical and other information relating to the Board Member nominees who are not “interested persons” as defined in the Investment Company Act, of the Funds is set forth below:

Name, Address* and Age of Board Member Nominee	Position(s) held with each Fund***	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships
Donald W. Burton (60)	Director/Trustee	General Partner of The Burton Partnership, Limited Partnership (an investment partnership) since 1979; Managing General Partner of The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Committee of the Florida State Board of Administration since 2001.	23 registered investment companies consisting of 36 portfolios	ITC DeltaCom, Inc. (telecom-munications); Knology, Inc. (telecom-munications); Symbion, Inc. (health care).

B-1

Name, Address* and Age of Board Member Nominee	Position(s) held with each Fund***	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships
Laurie Simon Hodrick (42)	Director/Trustee	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998.	23 registered investment companies consisting of 36 portfolios	None

John F. O’Brien (61)	Director/Trustee Nominee	President and Chief Executive Officer of Allmerica Financial Corporation (financial services holding company) from 1995 to 2002 and Director from 1995 to 2003; President of Allmerica Investment Management Co., Inc. (investment adviser) from 1989 to 1990, Director from 1989 to 2002 and Chairman of the Board from 1989 to 1990; President, Chief Executive Officer and Director of First Allmerica Financial Life Insurance Company from 1989 to 2002; and Director of various other Allmerica Financial companies until 2002; currently Director and member of the Governance/Nominating and Compensation Committee of ABIOMED, Director and member of the Audit Committee and the Governance and Nomination Committee of Cabot Corporation, Director and member of the Audit Committee and Compensation Committee of LKQ Corporation, and Lead Director of TJX Companies, Inc.; Corporator of the Worcester Art Museum since 1990; Trustee of the Woods Hole Oceanographic Institute since 2003.	7 registered investment companies consisting of 7 portfolios	ABIOMED (medical device manufacturer), Cabot Corporation (manufacturing), LKQ Corporation (auto parts manufacturing) and TJX Companies, Inc. (retailer)

B-2

Name, Address* and Age of Board Member Nominee	Position(s) held with each Fund***	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships

David H. Walsh (63)	Director/Trustee	Consultant with Putnam Investments from 1993 to 2003 and employed in various capacities therewith from 1973 to 1992; Director, The National Audubon Society since 1998; Director, The American Museum of Fly Fishing since 1997.	23 registered investment companies consisting of 36 portfolios	None

Fred G. Weiss (63)	Director/Trustee	Managing Director of FGW Associates since 1997; Vice President, Planning, Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of Michael J. Fox Foundation for Parkinson’s Research; Director of BTG International PLC (a global technology commercialization company) since 2001.	23 registered investment companies consisting of 36 portfolios	Watson Pharmaceutical, Inc. (pharmaceutical company)

*	The address of each non-interested Board Member nominee is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each of the non-interested Board Member nominees is a director, trustee or member of an advisory board of certain other MLIM/FAM-advised funds and is a member of the Audit Committee and Nominating Committee of each Fund for which he or she currently serves as a Board Member and will be a member of the Audit Committee and Nominating Committee of each Fund to which he or she is elected a Board Member.
***	For information as to term of office and length of time served on the Board of each Fund, see table immediately following this chart.

Set forth below is the year in which each nominee became a Board Member for the Funds on whose Board he or she currently serves.

Fund	Doll	Burton	Hodrick	O’Brien	Walsh	Weiss
Master Basic Value	n/a	2002	2000	n/a	2003	2000
Mercury Basic Value	n/a	2002	2000	n/a	2003	2000
ML Basic Value	n/a	2002	1999	n/a	2003	1998
Balanced Capital	n/a	2002	1999	n/a	2003	1998
Disciplined Equity	n/a	2002	1999	n/a	2003	1999
Global Growth	n/a	2002	1999	n/a	2003	1998
Natural Resources	n/a	2002	1999	n/a	2003	1998
Ready Assets	n/a	2002	1999	n/a	2003	1998
Master Value Opportunities	n/a	2002	1999	n/a	2003	1998
ML Value Opportunities	n/a	2002	1999	n/a	2003	1998
U.S. Treasury	n/a	2002	1999	n/a	2003	1998
U.S.A. Government	n/a	2002	1999	n/a	2003	1998

B-3

Fund	Doll	Burton	Hodrick	O’Brien	Walsh	Weiss
QMST	n/a	2002	2000	n/a	2003	2000
ML Index	n/a	2002	2000	n/a	2003	2000
Strategy Series	n/a	2002	1999	n/a	2003	1999
ML Series	n/a	2002	1999	n/a	2003	1998

Ownership of Shares

Information relating to each Board Member nominee’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Board Member nominee (“Supervised Merrill Lynch Funds”) as of September 30, 2004 is set forth in the chart below.

Aggregate Dollar Range of Equity Securities in each Fund
	Doll*	Burton	Hodrick	O’Brien*	Walsh	Weiss
Master Basic Value**	n/a	n/a	n/a	n/a	n/a	n/a
Mercury Basic Value	None	None	None	None	None	None
ML Basic Value	None	None	$10,001-$50,000	None	None	Over $100,000
Balanced Capital	None	None	$1-$10,000	None	None	None
Disciplined Equity	None	None	$1-$10,000	None	None	Over $100,000
Global Growth	None	None	$1-$10,000	None	None	Over $100,000
Natural Resources	None	None	None	None	None	None
Ready Assets	None	Over $100,000	None	None	None	None
Master Value Opportunities**	n/a	n/a	n/a	n/a	n/a	n/a
ML Value Opportunities	None	None	$50,001-$100,000	None	None	Over $100,000
U.S. Treasury	None	None	None	None	None	None
U.S.A. Government	None	None	None	None	None	None
QMST**	n/a	n/a	n/a	n/a	n/a	n/a
Master Aggregate Bond Index	n/a	n/a	n/a	n/a	n/a	n/a
Master Enhanced International	n/a	n/a	n/a	n/a	n/a	n/a
Master Enhanced S&P 500	n/a	n/a	n/a	n/a	n/a	n/a
Master Enhanced Small Cap	n/a	n/a	n/a	n/a	n/a	n/a
Master Extended Market Index	n/a	n/a	n/a	n/a	n/a	n/a
Master International Index	n/a	n/a	n/a	n/a	n/a	n/a
Master S&P 500 Index	n/a	n/a	n/a	n/a	n/a	n/a
Master Small Cap Index	n/a	n/a	n/a	n/a	n/a	n/a
Master Mid Cap Index	n/a	n/a	n/a	n/a	n/a	n/a
ML Index
Aggregate Bond Index	None	None	None	None	None	None
International Index	None	None	None	None	None	None
S&P 500 Index	None	None	None	None	None	Over $100,000
Small Cap Index	None	None	None	None	None	None
Strategy Series
Strategy Growth & Income	None	None	None	None	None	None
Strategy Long-Term Growth	None	None	None	None	None	None
Strategy All-Equity	None	None	None	None	None	None

B-4

Aggregate Dollar Range of Equity Securities in each Fund
	Doll*	Burton	Hodrick	O’Brien*	Walsh	Weiss
ML Series
Balanced Capital Strategy Portfolio	None	None	None	None	None	None
Core Bond Strategy Portfolio	None	None	None	None	None	None
Global Allocation Strategy Portfolio	None	None	None	None	None	None
Fundamental Growth Strategy Portfolio	None	None	None	None	None	None
High Yield Portfolio	None	None	None	None	None	None
Intermediate Government Bond Portfolio	None	None	None	None	None	None
Large Cap Core Strategy Portfolio	None	None	None	None	None	None
Money Reserve Portfolio	None	None	None	None	None	None

Aggregate Range of Equity Securities in All Supervised Merrill Lynch Funds
Doll*	Burton	Hodrick	O’Brien*	Walsh	Weiss
None	None	Over $100,000	None	Over $100,000	Over $100,000

*	Mr. Doll and Mr. O’Brien were not Directors of any MLIM/FAM-advised fund as of September 30, 2004.
**	The Master Fund does not offer its interests for sale to the public.

      Information as to share owenership by the Board member nominees as of the Record Date is set forth in the table below. As of the record Date, Messrs, Doll, Burton, and O'Brien owned no shares of the Funds.

Nominee	Fund/Series	No. of Shares Held*

Laurie Simon Hodrick	Balanced Capital	69
	ML Basic Value	961
	Disciplined Equity	97
	ML Value Opportunities	981

David H. Walsh	Natural Resources	8,460

Fred G. Weiss	ML Basic Value	22,059
	Disciplined Equity	35,350
	Global Growth	79,310
	ML Value Opportunities	5,539
	S&P 500 Index	11,842

*	Each Director owns less than 1% of the outstanding voting securities of each Fund, except that Mr. Weiss owns 1.3% of the outstanding voting securities of Disciplined Equity.

B-5

Board and Committee Meetings and
Compensation of Board Members

        Set forth in the table below is information regarding meetings of the Board, Audit Committee and Nominating Committee held, and the aggregate fees and expenses paid by each Fund to non-interested Directors during each Fund’s most recently completed fiscal year. Each non-interested Board member is reimbursed for his or her out-of-pocket expenses relating to attendance at Board, Audit Committee and any Nominating Committee meetings.

	Board			Audit Committee			Nominating Committee
Fund	Number of Meetings Held(1)	Annual Fee	Per Meeting Fee(2)(3)	Number of Meetings Held(1)	Annual Fee**	Per Meeting Fee(2)	Number of Meetings Held	Aggregate Fee	Aggregate Fees and Expenses
Master Basic Value(5)(7)	7	$10,000	$1,000	4	*	$1,000	2	$300	$ 58,099
Balanced Capital(4)	7	$ 6,000	$1,000	4	*	$1,000	1	$150	$ 59,614
Disciplined Equity(4)	8	$ 3,000	$ 250	4	*	$ 250	2	$300	$ 27,235
Global Growth(4)	6	$ 6,000	$1,000	4	*	$1,000	4	$600	$ 72,071
Natural Resources(4)	6	$ 6,000	$ 500	4	*	$ 500	3	$450	$ 53,849
Ready Assets(4)	9	$ 9,000	$1,000	4	*	$1,000	0	$ 0	$ 88,047
Master Value
Opportunities(4)(8)	7	$10,000	$ 750	4	*	$ 750	2	$300	$ 48,394
U.S. Treasury(4)	7	$ 5,000	$ 500	4	*	$ 500	4	$600	$ 44,025
U.S.A.
Government(4)	7	$ 5,000	$ 500	4	*	$ 500	4	$600	$ 46,991
QMST(5)(9)	9	$10,000	$1,000	4	*	$1,000	0	$ 0	$ 61,213
Strategy Series(6)	10	$ 2,000	$ 250	4	*	$ 250	0	$ 0	$ 22,147
ML Series(4)	11	$13,000	$1,000	4	*	$1,000	0	$ 0	$106,997

*	Included in annual Board meeting fee.
**	Does not include the additional fee paid to the Chairman of the Audit Committee
(1)	Includes telephonic meetings.
(2)	The fee is payable for each meeting attended in person. No fee is paid for telephonic meetings.
(3)	Each non-interested director receives an aggregate fee of $3,000 for each special in-person meeting attended.
(4)	The Chairman of the Audit Committee receives an additional fee of $1,000 per year.
(5)	The Chairman of the Audit Committee receives an additional fee of $2,000 per year.
(6)	The Chairman of the Audit Committee receives an additional fee of $500 per year.
(7)	Includes Mercury Basic Value and ML Basic Value Funds.
(8)	Includes ML Value Opportunities Fund.
(9)	Includes ML Index Funds.

B-6

        Set forth in the table below is information regarding compensation earned by each non-interested Director for each Fund’s most recently completed fiscal year.

	Compensation Paid by Each Fund(1)
Fund	Burton	Hodrick	O’Brien(2)	Walsh(3)	Weiss
Master Basic Value(4)	$18,000	$18,000	n/a	$18,000	$18,000
Balanced Capital	$14,150	$14,150	n/a	$14,150	$14,150
Disciplined Equity	$ 5,000	$ 5,000	n/a	$ 4,750	$ 5,000
Global Growth	$14,150	$14,150	n/a	$14,150	$14,150
Natural Resources	$10,000	$10,000	n/a	$10,500	$10,000
Ready Assets	$17,150	$17,150	n/a	$17,150	$16,750
Master Value Opportunities(5)	$16,750	$16,750	n/a	$12,000	$17,150
U.S. Treasury	$ 9,150	$ 9,150	n/a	$ 9,150	$ 9,150
U.S.A. Government	$ 9,150	$ 9,150	n/a	$ 9,150	$ 9,150
QMST(6)	$18,150	$18,150	n/a	$18,150	$18,150
Strategy Series	$ 4,150	$ 4,150	n/a	$ 4,150	$ 4,150
ML Series	$21,150	$21,150	n/a	$21,150	$21,150

(1)	No pension or retirement benefits are accrued as part of Fund expenses.
(2)	Mr. O’Brien was not a Board Member during any Fund’s most recently completed fiscal year.
(3)	Mr. Walsh became a Board Member of each Fund effective July 7, 2003.
(4)	Includes Mercury Basic Value Fund and ML Basic Value Fund.
(5)	Includes ML Value Opportunities Fund.
(6)	Includes ML Index Funds.

        Set forth in the table below is information regarding the aggregate compensation paid by all MLIM/FAM-advised funds to the non-interested Directors for the calendar year ended December 31, 2003.

Name	Aggregate Compensation Paid to Board Members by MLIM/FAM-Advised Funds*
Donald W. Burton	$203,750
Laurie Simon Hodrick	$203,750
John F. O’Brien**	None
David H. Walsh***	$138,042
Fred G. Weiss	$203,750

*	For the number of MLIM/FAM-Advised Funds from which the Board Member received compensation, please see the Biographical Information beginning on p. B-1.
**	Mr. O’Brien was not a Board Member during any Fund’s most recently completed fiscal year.
***	Mr. Walsh became a Board Member on July 7, 2003.

B-7

Exhibit C

INFORMATION PERTAINING TO OFFICERS

        Defined terms used herein and not otherwise defined shall have the same meanings attributed to them in Exhibit A and in the Combined Proxy Statement to which this Exhibit is attached.

        Certain biographical and other information relating to the officers of each Fund is set forth below:

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Terry K. Glenn (64)†	President and Director/ Trustee	President and Director since	President of the MLIM/FAM- advised funds since 1999; Chairman (Americas Region) of MLIM from 2000 to 2002; Executive Vice President of MLIM and FAM (which terms as used herein include their corporate predecessors) from 1983 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) from 1986 to 2002 and Director thereof from 1991 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.	124 registered investment companies consisting of 157 portfolios	None

	Disciplined Equity	1999
	ML Series	1999
	Master Value Opportunities	2000
	ML Value Opportunities	1999
	Strategy Series	1999
	Master Basic Value	2000
	ML Basic Value	1999
	Mercury Basic Value	2000
	QMST Global Growth	2000
	Natural Resources	1999
	ML Index Balanced Capital	1999
	Ready Assets	1999
	U.S. Treasury	1999
	U.S.A. Government	1999

C-1

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Robert C. Doll, Jr. (50)†	Senior Vice President	Senior Vice President since	President of FAM and MLIM since 2001; Co-Head (Americas Region) of MLIM and FAM from 2000 to 2001 and Senior Vice President of MLIM and FAM from 1999 to 2001; President and Director of Princeton Services Inc. since 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	40 registered investment companies consisting of 63 portfolios	None

	Disciplined Equity	2001
	ML Series	2000
	Master Value Opportunities	2000
	ML Value Opportunities	1999
	Strategy Series	1999
	Master Basic Value	2000
	ML Basic Value	1999
	Mercury Basic Value	2000
	QMST	2000
	Global Growth	1999

Kevin J. McKenna (46)	Senior Vice President	Senior Vice President since	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000.	31 registered investment companies consisting of 29 portfolios	None

	Ready Assets	1997
	ML Series	1997
	U.S. Treasury	1997
	U.S.A. Government	1997

Jeffrey B. Hewson (52)	Vice President	Vice President since	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000 and Co-Portfolio Manager QMST and ML Index since 2002.	2 registered investment companies consisting of 1 portfolio	None

	ML Index	1997
	QMST	2000

C-2

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Richard Vella (46)	Vice President	Vice President since	Managing Director and Head of Global Index and Enhanced Index products for Merrill Lynch Quantitative Advisors since 1999; Managing Director and Head of the Global Index and Enhanced Index business at Bankers Trust from 1984 to 1999.	4 registered investment companies consisting of 10 portfolios	None

	ML Index	1999
	QMST	1999

Frank Viola (38)	Vice President	Vice President since	Managing Director of MLIM and head of Global Fixed Income Structured Asset Team since 2002; Director of MLIM from 2000 to 2001; Vice President from 1996 to 2000.	11 registered investment companies consisting of 5 portfolios	None

	ML Index	2002
	QMST	2002
	ML Series	2002

Kevin Rendino (36)	Vice President	Vice President since	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000.	6 registered investment companies consisting of 4 portfolios	None

	Master Basic Value	2001
	ML Basic Value	2001
	Mercury Basic Value	2001

Robert J. Martorelli (46)	Vice President	Vice President since	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000.	5 registered investment companies consisting of 3 portfolios	None

	Master Basic Value	2002
	ML Basic Value	2001
	Mercury Basic Value	2002

C-3

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
R. Elise Baum (43)	Vice President	Vice President since	Managing Director of MLIM since 2000; First Vice President of MLIM from 1999 to 2000; Director of MLIM from 1997 to 1999; Vice President of MLIM from 1995 to 1997.	4 registered investment companies consisting of 3 portfolios	None

	Master Value Opportunities	2001
	Value Opportunities	2001

Kurt Schansinger (43)	Vice President	Vice President since	Managing Director of MLIM since 1997; Director (Equities) of MLIM from 1997 to 2000.	2 registered investment companies consisting of 2 portfolios	None

	Balanced Capital	2001
	ML Series	2001

Andrea Mitroff (37)	Vice President	Vice President since	Director of MLIM since 2000 and the Vice President thereof from 1999 to 2000; Director of Quantitative Analysis at AIM Funds from 1991 to 1999.	1 registered investment company consisting of 1 portfolio	None

	Disciplined Equity	2002

Donaldo S. Benito (58)	Vice President	Vice President since	Vice President of MLIM since 1998.	1 registered investment company consisting of 1 portfolio	None

	Ready Assets	1998

Robert M. Shearer (48)	Vice President	Vice President since	Managing Director of MLIM since 2000; First Vice President of MLIM from 1998 to 2000; Vice President of MLIM from 1997 to 1998; Vice President and Assistant Portfolio Manager at David L. Babson and Company, Incorporated from 1996 to 1997.	3 registered investment companies consisting of 2 portfolios	None

	Natural	1998
	Resources
	ML Series	1997

C-4

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Philip Green (40)	Vice President	Vice President since	Managing Director of MLIM since 1999; Managing Director and Portfolio Manager of Global Institutional Services at Bankers Trust from 1997 to 1999; Vice President of Quantitative Equities at Bankers Trust in 1996; Vice President of Asset Allocations Strategies at Bankers Trust from 1994 to 1996; Vice President of Foreign Exchange and Currency Overlay Strategies at Bankers Trust from 1988 to 1999.	1 registered investment company consisting of 3 portfolios	None

	Strategy Series	2003
	QMST	1999

John Ng (51)	Vice President	Vice President since	Director of MLIM since 1998; Vice President of MLIM from 1984 to 1998.	7 registered investment companies consisting of 5 portfolios	None

	U.S.A. Government	2002

Cindy V. Macaulay (36)	Vice President	Vice President since	Vice President of MLIM since 1996.	4 registered investment companies consisting of 2 portfolios	None

	U.S. Treasury	2002

Donald C. Burke (44)	Vice President and Treasurer	Vice President and Treasurer since	First Vice President of MLIM since 1997; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAMD since 1999; Senior Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.	123 registered investment companies consisting of 156 portfolios	None

	All Funds (except those listed below)	1993/1999

	Disciplined Equity	1999
	Master Basic Value	2000
	Mercury Basic Value	2000
	Master Value Opportunities	2000
	QMST	2000
	Global Growth	1997/1999

C-5

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Lawrence R. Fuller (63)	Vice President	Vice President since	Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997 to 2000.	6 registered investment companies consisting of 6 portfolios	None

	Global Growth	1997
	ML Series	1993

John Burger (41)	Vice President	Vice President since	Managing Director of MLIM since 2000; and Director (Global Fixed Income) of MLIM since 1998.	2 registered investment companies consisting of 2 portfolios	None

	ML Series	2003

Patrick Maldari (42)	Vice President	Vice President since	Managing Director of MLIM since 1999; Head of MLIM’s Total Return Investment Team since 2001 and a portfolio manager with MLIM since 1987. Director (Global Fixed Income) of MLIM from 1997 to 2000; Head of the Total Return Investment Team at MLIM since 2001.	7 registered investment companies consisting of 4 portfolios	None

	ML Series	2002

Robert Murray (46)	Vice President	Vice President since	Vice President of MLIM since 1993.	2 registered investment companies consisting of 2 portfolios	None

	ML Series	1998

Thomas F. Musmanno (34)	Vice President	Vice President since	Director of MLIM since 2004; Vice President of MLIM from 1997 to 2004; Derivatives and Structured Products Specialist with MLIM from 2000 to 2002; Portfolio Manager with MLIM from 1996.	8 registered investment companies consisting of 6 portfolios	None

	ML Series	2003

James Pagano (41)	Vice President	Vice President since	Vice President of MLIM since 1997 and a portfolio manager with the Total Return Investment Team since 2001.	3 registered investment companies consisting of 2 portfolios	None

	ML Series	2002

C-6

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Dennis W. Stattman (52)	Vice President	Vice President since	Managing Director of MLIM since 1998; Vice President of MLIM from 1989 to 1998.	3 registered investment companies consisting of 3 portfolios	None

	ML Series	2001

Jacqueline Rogers-Ayoub (46)	Vice President	Vice President since	Vice President of MLIM since 1986.	2 registered investment companies consisting of 2 portfolios	None

	ML Series	2003

Jeffrey Hiller (53)	Chief Compliance Officer	Chief Compliance Officer since	Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas) since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange Commission Division of Enforcement in Washington, DC from 1990 to 1995.	124 registered investment companies consisting of 157 portfolios	None

	All Funds	2004

Alice A. Pellegrino (44)	Secretary	Secretary since	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM since 1997.	123 registered investment companies consisting of 156 portfolios	None

	All Funds	2004

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board.
†	Mr. Glenn will retire as President and Director/Trustee of the Funds effective January 1, 2005. Effective January 1, 2005, Mr. Doll will be elected the President of all Funds except Natural Resources, Ready Assets, U.S. Treasury and U.S.A. Government. He will serve as Executive Vice President of those Funds effective January 1, 2005. Mr. Doll is expected to be elected as the President of Natural Resources, Ready Assets, U.S. Treasury and U.S.A. Government if he is elected to the Boards of those Funds at the meetings.

C-7

        The table below lists the name and principal occupations of each executive officer and partner of Fund Asset Management, L.P. The address of ML & Co. is 4 World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of Princeton Services and each officer listed is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Name	Position(s) with FAM	Principal Occupation(s)
ML & Co.	Limited Partner	Financial Services Holding Company

Princeton Services	General Partner	General Partner of FAM and MLIM

Robert C. Doll, Jr.	President	President of FAM and MLIM; President and Director of Princeton Services

Donald C. Burke	Treasurer	Vice President and Treasurer of the MLIM/FAM-advised funds; First Vice President of MLIM Treasurer of MLIM and FAM; Senior Vice President, Director and Treasurer of Princeton Services; Director of Taxation of MLIM; Vice President of FAMD

Andrew J. Donohue	First Vice President and General Counsel	General Counsel of MLIM and FAM; President, Director and General Counsel of Princeton Services; President and Director of FAMD

Alice A. Pellegrino	Secretary	Secretary of the MLIM/FAM-advised funds; Secretary of MLIM, FAM and Princeton Services

C-8

Exhibit D

CHARTER OF THE NOMINATING COMMITTEE

Organization

        The Nominating Committee (the “Committee”) of the Board of Directors/Trustees for the registered investment companies (each a “Fund” and collectively, the “Funds”) listed on Exhibit A attached hereto shall be composed solely of Directors/Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the New York Stock Exchange and the American Stock Exchange (each, an “Exchange”) listing standards (if applicable) (“Independent Directors”). The Board of Directors/Trustees of the Fund (the “Board”) shall appoint the members of the Committee (which may or may not be all of the Independent Directors) and shall designate the Chairman of the Committee. The Committee shall have authority to retain outside counsel and other advisors the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

Responsibilities

        The Committee shall identify individuals qualified to serve as Independent Directors of the Fund and shall recommend its nominees for consideration by the full Board.

Identification and Evaluation of Potential Nominees

        In identifying and evaluating a person as a potential nominee to serve as an Independent Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;
•	the character and integrity of the person;
•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;
•	whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, any subadviser to the Fund, Fund service providers or their affiliates;
•	whether or not the person is financially literate pursuant to the applicable Exchange’s audit committee membership standards;
•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

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•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;
•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policy.

        While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. The Secretary of the Fund will forward all nominations received to the Committee.

Quorum

        A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

Nomination of Directors

        After a determination by the Committee that a person should be nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, where appropriate, to the Independent Directors.

Meetings

        The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

        Adopted: January 21, 2004

D-2

Exhibit E1

INVESTMENT ADVISORY AGREEMENT
(Merrill Lynch Index Funds, Inc.)

        AGREEMENT made as of January __, 2005, by and between MERRILL LYNCH INDEX FUNDS, INC., a Maryland corporation (hereinafter referred to as the “Corporation”) on behalf of each of its series named in one or more Addenda hereto, as it may be amended from time to time (each, a “Fund”) and FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (hereinafter referred to as the “Investment Adviser”). This Agreement and the Addendum or Addenda pertaining to a Fund shall constitute the “investment advisory contract” for such Fund for purposes of Section 15(a) of the Investment Company Act of 1940, as amended (hereinafter referred to as the “Investment Company Act”).

WITNESSETH:

        WHEREAS, the Corporation is engaged in business as an open-end management investment company registered under the Investment Company Act;

        WHEREAS, the Board of Directors of the Corporation (the “Directors”) are authorized to establish separate series of the Corporation relating to separate portfolios of securities, each of which may offer separate classes of shares;

        WHEREAS, the Directors have established and designated the Funds as series of the Corporation;

        WHEREAS, the Investment Adviser is engaged principally in rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940;

        WHEREAS, the Corporation desires to retain the Investment Adviser to provide investment advisory services to each Fund in the manner and on the terms hereinafter set forth; and

        WHEREAS, the Investment Adviser is willing to provide investment advisory services to each Fund on the terms and conditions hereafter set forth.

        NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Corporation and the Investment Adviser hereby agree as follows:

ARTICLE I
Duties of the Investment Adviser

        The Corporation hereby employs the Investment Adviser to act as an investment adviser of each Fund and to furnish, or arrange for affiliates to furnish, the investment advisory services described below, subject to the policies of, review by and overall control of the Directors, for the period and on the terms and conditions set forth in this Agreement. The Investment Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Adviser and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Corporation or any Fund in any way or otherwise be deemed agents of the Corporation or any Fund.

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        (a) Investment Advisory Services. The Investment Adviser shall provide (or arrange for affiliates to provide) the Corporation with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of each Fund, shall furnish continuously an investment program for each Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held in the various securities and other financial instruments in which such Fund invests or cash, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Corporation, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the applicable Fund’ investment objectives, investment policies and investment restrictions as the same are set forth in the Corporation’s current Registration Statement. The Investment Adviser shall make decisions for the Corporation as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities shall be exercised. Should the Directors at any time, however, make any definite determination as to investment policy and notify the Investment Adviser thereof in writing, the Investment Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for each Fund’s account with brokers or dealers selected by it, and to that end, the Investment Adviser is authorized as the agent of the Corporation to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the applicable Fund. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of a Fund, the Investment Adviser is directed at all times to seek to obtain execution and price within the policy guidelines determined by the Directors and set forth in the then current Registration Statement. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Investment Adviser may select brokers or dealers with which it or the Corporation is affiliated.

        (b) Affiliated Sub-Advisers. In carrying out its responsibilities hereunder, the Investment Adviser may employ, retain or otherwise avail itself of the services of other persons or entities, including, without limitation, affiliates of the Investment Adviser, on such terms as the Investment Adviser shall determine to be necessary, desirable or appropriate. However, if the Investment Adviser chooses to retain or avail itself of the services of another person or entity to manage assets of the Corporation, such other person or entity must be (i) an affiliate of the Investment Adviser, (ii) retained at the Investment Adviser’s own cost and expense, and (iii) retained subject to the requirements of Section 15 of the Investment Company Act. Retention of one or more affiliated sub-advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Investment Adviser under this Agreement, and the Investment Adviser shall be responsible for all acts and omissions of such affiliated sub-advisers, or other persons or entities, in connection with the performance of the Investment Adviser’s duties hereunder.

        (c) Notice Upon Change in Partners of Investment Adviser. The Investment Adviser is a limited partnership and its limited partner is Merrill Lynch & Co., Inc. and its general partner is Princeton Services, Inc. The Investment Adviser will notify the Corporation of any change in the membership of the partnership within a reasonable time after such change.

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ARTICLE II
Allocation of Charges and Expenses

        (a) The Investment Adviser. The Investment Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall pay compensation of all officers of the Corporation and all Directors of the Corporation who are affiliated persons of the Investment Adviser.

        (b) The Corporation. The Corporation assumes and shall pay or cause to be paid all other expenses of the Corporation and each Fund (except for the expenses paid by FAM Distributors, Inc. (the “Distributor”)), including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates (if any), shareholder reports, prospectuses, and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of Directors who are not affiliated persons of the Investment Adviser, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Corporation or a Fund. It is also understood that the Corporation shall reimburse the Investment Adviser for its costs in providing accounting services to the Corporation and each Fund. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of shares of each Fund.

ARTICLE III
Compensation of the Investment Adviser

        (a) Investment Advisory Fee. For the services rendered and expenses assumed by the Investment Adviser, each Fund shall pay to the Investment Adviser at the end of each calendar month a fee based upon the average daily value of the net assets of such Fund, as determined and computed in accordance with the description of the determination of net asset value contained in such Fund’s prospectus and statement of additional information, at the annual rate set forth on the Addendum or Addenda pertaining to such Fund, commencing on the day following effectiveness hereof. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Payment of the Investment Adviser’s compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated above. During any period when the determination of net asset value is suspended by the Directors, the net asset value of a share as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

ARTICLE IV
Limitation of Liability of the Investment Adviser

        The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Corporation and any Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term “Investment

E1-3

Adviser” shall include any affiliates of the Investment Adviser performing services for the Corporation or a Fund contemplated hereby and partners, shareholders, directors, officers and employees of the Investment Adviser and such affiliates.

ARTICLE V
Activities of the Investment Adviser

        The services of the Investment Adviser to the Corporation and the Fund are not to be deemed to be exclusive, and the Investment Adviser and its affiliates are free to render services to others. It is understood that Directors, officers, employees and shareholders of the Corporation and any Fund are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners, shareholders or otherwise, and that the Investment Adviser and directors, officers, employees, partners and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Corporation or a Fund as shareholders or otherwise.

ARTICLE VI
Duration and Termination of this Agreement

        This Agreement shall become effective with respect to a Fund as of the date first above written, and shall remain in force with respect to such Fund for two years thereafter or, if sooner, until such date as may be set forth in the Addendum pertaining to such Fund, and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Directors, or with respect to any Fund by the vote of a majority of the outstanding voting securities of such Fund, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

        This Agreement may be terminated at any time, without the payment of any penalty, by the Directors or with respect to a Fund by the vote of a majority of the outstanding voting securities of such Fund, or by the Investment Adviser, on sixty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

ARTICLE VII
Amendments of this Agreement

        This Agreement may be amended by the parties only if such amendment is specifically approved by (i) (a) with respect to all Funds, by the vote of a majority of outstanding voting securities of each Fund, and (b) with respect to any one Fund, by the vote of a majority of outstanding voting securities of such Fund; and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

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ARTICLE VIII
Definitions of Certain Terms

        The terms “vote of majority of the outstanding voting securities,” “assignment,” “affiliated person” and “interested person,” when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

ARTICLE IX
Governing Law

        This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

ARTICLE X
Limitation of Obligations of the Fund

        The obligations of each Fund hereunder shall be limited to the assets of that Fund, shall be separate from the obligations of each other series of the Corporation, and no Fund shall be liable for the obligations of any other series of the Corporation.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written. This Agreement may be executed by the parties hereto on any number of counterparts, all of which shall constitute one and the same instrument.

MERRILL LYNCH INDEX FUNDS, INC. on behalf of each Fund

By: ___________________________________
Name:
Title:

FUND ASSET MANAGEMENT, L.P.

By: PRINCETON SERVICES, INC., its general partner

By: ___________________________________
Name:
Title:

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ADDENDUM A TO INVESTMENT ADVISORY AGREEMENT

Name of Fund	Advisory Fee
Merrill Lynch Aggregate Bond Index Fund	0.06%
Merrill Lynch International Index Fund	0.01%
Merrill Lynch S&P 500 Index Fund	0.05%
Merrill Lynch Small Cap Index Fund	0.08%

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Exhibit E2

INVESTMENT ADVISORY AGREEMENT
(ML Basic Value, Mercury Basic Value, ML Value Opportunities)

        AGREEMENT, made as of the _____ day of _________________, 2005, by and between [Name of Fund], a Maryland corporation (hereinafter referred to as the “Fund”), and FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (the “Investment Adviser”).

W I T N E S S E T H:

        WHEREAS, the Fund intends to engage in business as a diversified open-end investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

        WHEREAS, the Investment Adviser is engaged principally in rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

        WHEREAS, the Fund desires to retain the Investment Adviser to provide management and investment advisory services to the Fund in the manner and on the terms hereinafter set forth; and

        WHEREAS, the Investment Adviser is willing to provide management and investment advisory services to the Fund on the terms and conditions hereinafter set forth;

        NOW, THEREFORE, in consideration of the promises and the covenants hereinafter contained, the Fund and the Investment Adviser hereby agree as follows:

ARTICLE I
Duties of the Investment Adviser

        The Fund hereby employs the Investment Adviser to act as a manager and investment adviser of the Fund and to furnish, or arrange for its affiliates to furnish, the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Adviser and its affiliates for all purposes herein shall be deemed to be independent contractors and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed agents of the Fund.

        (a) Management Services. The Investment Adviser shall perform, or arrange for its affiliates to perform, the management and administrative services necessary for the operation of the Fund pursuant to a separate administration agreement (the “Administration Agreement”).

        (b) Investment Advisory Services. The Investment Adviser shall provide, or arrange for its affiliates to provide, the Fund with such investment research, advice and supervision as the latter from time to time may consider necessary for the proper supervision of the assets of the Fund, shall furnish continuously an investment program for the Fund and shall determine from time to time which securities shall be purchased,

E2-1

sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, options, futures, options on futures or cash, subject always to the restrictions of the Articles of Incorporation and the By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund’s investment objective, investment policies and investment restrictions as the same are set forth in the currently effective prospectus and statement of additional information, as amended, relating to the shares of the Fund under the Investment Company Act, as amended (the “Prospectus” and “Statement of Additional Information,” respectively). The Investment Adviser shall make decisions for the Fund as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities shall be exercised. Should the Board of Directors at any time, however, make any definite determination as to investment policy and notify the Investment Adviser thereof in writing, the Investment Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Adviser shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above and, in particular, to place all orders for the purchase or sale of portfolio securities for the Fund’s account with brokers or dealers selected by it, and to that end, the Investment Adviser is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the Fund, the Investment Adviser is directed at all times to seek to obtain execution and prices within the policy guidelines determined by the Board of Directors and as set forth in the Prospectus and Statement of Additional Information. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Investment Adviser may select brokers or dealers with which it or the Fund is affiliated.

        (c) Affiliated Sub-Advisers. In carrying out its responsibilities hereunder, the Investment Adviser may employ, retain or otherwise avail itself of the services of other persons or entities including without limitation, affiliates of the Investment Adviser, on such terms as the Investment Adviser shall determine to be necessary, desirable or appropriate. However, if the Investment Adviser chooses to retain or avail itself of the services of another person or entity to manage assets of the Fund, such other person or entity must be (i) an affiliate of the Investment Adviser, (ii) retained at the Investment Adviser’s own cost and expense, and (iii) retained subject to the requirements of Section 15 of the Investment Company Act. Retention of one or more affiliated sub-advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Investment Adviser under this Agreement and the Investment Adviser shall be responsible for all acts and omissions of such affiliated sub-advisers, or other persons or entities, in connection with the performance of the Investment Adviser’s duties hereunder.

        (d) Notice Upon Change in Partners of the Investment Adviser. The Investment Adviser is a limited partnership and its limited partner is Merrill Lynch & Co., Inc. and its general partner is Princeton Services, Inc. The Investment Adviser will notify the Fund of any change in the membership of the partnership within a reasonable time after such change.

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ARTICLE II
Allocation of Charges and Expenses

        (a) The Investment Adviser. The Investment Adviser shall provide the staff and personnel necessary to perform its obligations under this Agreement, shall assume and pay or cause to be paid all expenses incurred in connection with the maintenance of such staff and personnel, and, at its own expense, shall provide the office space, facilities, equipment and necessary personnel which it is obligated to provide under Article I hereof. The Investment Adviser shall pay, or cause affiliates to pay, compensation of all officers of the Fund and all Directors of the Fund who are affiliated persons of the Investment Adviser or any sub-adviser, or an affiliate of the Investment Adviser or any sub-adviser.

        (b) The Fund. The Fund assumes, and shall pay or cause to be paid, all other expenses of the Fund (except for the expenses paid by the Distributor) including, without limitation: redemption expenses, taxes, expenses for legal and auditing services, costs of preparing, printing and mailing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, dividend disbursing agent and registrar, expenses of portfolio transactions, Securities and Exchange Commission fees, expenses of registering shares under federal, state and foreign laws, fees and actual out-of-pocket expenses of Directors who are not affiliated persons of the Investment Adviser or any sub-adviser, or of an affiliate of the Investment Adviser or any sub-adviser, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing, and other expenses properly payable by the Fund. It also is understood that if the Investment Adviser or any of its affiliates provide accounting services to the Fund, the Fund will reimburse the Investment Adviser and its affiliates for their costs in providing such accounting services to the Fund. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of Fund shares.

ARTICLE III
Compensation of the Investment Adviser

        (a) Investment Advisory Fee. For the services rendered, the facilities furnished and the expenses assumed by the Investment Adviser, the Fund shall pay to the Investment Adviser at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, as determined and computed in accordance with the description of the determination of net asset value contained in the Prospectus and Statement of Additional Information, at the annual rate of [ADVISORY FEE RATE] commencing on the day following effectiveness hereof, as determined and computed in accordance with the description of the determination of net asset value contained in the Prospectus and Statement of Additional Information. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Payment of the Investment Adviser’s compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated herein. During any period when the determination of net asset value is suspended by the Board of Directors, the average net asset value of a share for the day prior to such suspension shall for this purpose be deemed to be the net asset value of each succeeding day until it is again determined.

E2-3

        (b) Expense Limitations. In the event the operating expenses of the Fund, including amounts payable to the Investment Adviser pursuant to subsection (a) hereof, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Fund imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised, lowered or waived from time to time, the Investment Adviser shall reduce its management and advisory fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Fund in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund; and further provided that the Investment Adviser shall not be required to reduce its management and advisory fee or reimburse the Fund under this Article III to the extent the Investment Adviser or an affiliate of the Investment Adviser so reduces the fee to be paid by the Fund, or so reimburses the Fund, under the Administration Agreement. Whenever the expenses of the Fund exceed a pro rata portion of the applicable annual expense limitations, the estimated amount of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the fee due to the Investment Adviser. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Adviser’s fee shall be applicable.

ARTICLE IV
Limitation of Liability of the Investment Adviser

        The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term “Investment Adviser” shall include any affiliates of the Investment Adviser performing services for the Fund contemplated hereby and partners, directors, officers and employees of the Investment Adviser and of such affiliates.

ARTICLE V
Activities of the Investment Adviser

        The services of the Investment Adviser to the Fund are not to be deemed to be exclusive; the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purposes of this Article V referred to as “affiliates”) are free to render services to others. It is understood that Directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners, and shareholders or otherwise, and that directors, officers, employees, partners, and shareholders of the Investment Adviser and of its affiliates are or may become similarly interested in the Fund, and that the Investment Adviser and directors, officers, employees, partners, and shareholders of its affiliates may become interested in the Fund as shareholders or otherwise.

E2-4

ARTICLE VI
Duration and Termination of this Agreement

        This Agreement shall become effective as of the date first above written and shall remain in force for a period of two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

        This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, or by the Investment Adviser, on sixty (60) days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment.

ARTICLE VII
Amendment of this Agreement

        This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of the Board of Directors of the Fund, including a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and, where required by the Investment Company Act, by the vote of a majority of the outstanding voting securities of the Fund.

ARTICLE VIII
Definitions of Certain Terms

        The terms “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person” and “interested person,” when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

ARTICLE IX
Governing Law

        This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

E2-5

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

[NAME OF FUND]

By: ___________________________________
Name:
Title:

FUND ASSET MANAGEMENT, L.P.

By: PRINCETON SERVICES, INC.,
General Partner
By: ___________________________________
Name:
Title:

E2-6

Exhibit F1

FEE WAIVER AGREEMENT
(ML Index)

        THIS FEE WAIVER AGREEMENT (the “Fee Waiver Agreement”), dated as of January __, 2005, is entered into by and between FUND ASSET MANAGEMENT, L.P. (the “Investment Adviser”), and MERRILL LYNCH INDEX FUNDS, INC. (the “Corporation”), on behalf of each of its series names in one or more Addenda hereto, as it may be amended from time to time (each, a “Fund”).

        WHEREAS, the Corporation intends for each of its Funds to invest all or subsequentially all of their assets in a corresponding “master” portfolio (the “Master Portfolio”) of Quantitative Master Series Trust (the “Trust”), a mutual fund whose corresponding portfolios have the same investment objectives and strategies as the respective Fund;

        WHEREAS, the Investment Adviser has entered into an investment advisory agreement (the “Feeder Agreement”) with the Corporation whereby the Investment Adviser provides certain investment advisory services to each Fund;

        WHEREAS, the Investment Adviser desires to waive all or a portion of its fees to the extent necessary to avoid charging the Funds for services provided under the Feeder Agreement to the extent that such services are provided pursuant to the Trust’s investment advisory agreement with the Investment Adviser (the “Master Agreement”) in connection with the assets invested by each Fund in the corresponding Master Portfolio;

        WHEREAS, the Investment Adviser understands and intends that the Corporation will rely on this Fee Waiver Agreement in preparing post-effective amendments to the Corporation’s registration statement on Form N-1A and in accruing the expenses of the Corporation for purposes of calculating net asset value and for other purposes, and expressly permits the Corporation to do so; and

        WHEREAS, the shareholders of the Fund will benefit from the ongoing waivers by incurring lower operating expenses than they would absent such waivers.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Investment Adviser agrees to waive advisory fees under the Feeder Agreement to the extent necessary to assure that any advisory fees charged under the Feeder Agreement are based on services provided that are in addition to, rather than duplicative of, services provided pursuant to the Master Agreement; provided, however, that, in no event, shall the Investment Adviser be required to waive fees in excess of the amount of fees actually charged by the Investment Adviser to the Feeder Fund.

        This contractual fee waiver shall be effective with respect to a Fund for as long as such Fund invests in the corresponding Master Portfolio of the Trust.

F1-1

        IN WITNESS WHEREOF, the Investment Adviser and the Corporation on behalf of the Funds have agreed to this Fee Waiver Agreement as of the day and year first above written.

FUND ASSET MANAGEMENT

By: Princeton Services, Inc., its General Partner

By: ___________________________________
Name:
Title:

MERRILL LYNCH INDEX FUNDS, INC. On behalf of each Fund

By: ___________________________________
Name:
Title:

F1-2

ADDENDUM A TO FEE WAIVER AGREEMENT

Name of Fund
Merrill Lynch Aggregate Bond Index Fund
Merrill Lynch International Index Fund
Merrill Lynch S&P 500 Index Fund
Merrill Lynch Small Cap Index Fund

F1-3

Exhibit F2

FEE WAIVER AGREEMENT
(ML Basic Value, Mercury Basic Value, ML Value Opportunities)

        THIS FEE WAIVER AGREEMENT (the “Fee Waiver Agreement”) is signed as of _____________ by Fund Asset Management, L.P. (the “Investment Adviser” or “FAM”) and [Name of Fund] (the “Fund”).

        WHEREAS, the Fund intends to invest all or substantially all of its assets in [Name of Master Fund] (the “Master Fund”), a mutual fund that has the same investment objectives and strategies as the Fund;

        WHEREAS, the Investment Adviser has entered into an investment advisory agreement (the “Feeder Agreement”) with the Fund whereby the Investment Adviser provides certain investment advisory and management services to the Fund;

        WHEREAS, the Investment Adviser desires to waive all or a portion of its fees to the extent necessary to avoid charging the Fund for services provided under the Feeder Agreement to the extent that such services are provided pursuant to the Master Fund’s investment advisory agreement with FAM (the “Master Agreement”) in connection with the assets invested by the Fund in the Master Fund.

        WHEREAS, the Investment Adviser understands and intends that the Fund will rely on this Fee Waiver Agreement in preparing post-effective amendments to the Fund’s registration statement on Form N-1A and in accruing the expenses of the Fund for purposes of calculating net asset value and for other purposes, and expressly permits the Fund to do so; and

        WHEREAS, the shareholders of the Fund will benefit from the ongoing waivers by incurring lower Fund operating expenses than they would absent such waivers.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Investment Adviser agrees to waive advisory fees under the Feeder Agreement to the extent necessary to assure that any advisory fees charged under the Feeder Agreement are based on services provided that are in addition to, rather than duplicative of, services provided pursuant to the Master Agreement; provided, however, that, in no event, shall the Investment Adviser be required to waive fees in excess of the amount of fees actually charged by the Investment Adviser in connection with the Fund’s investment in the Master Fund.

        This contractual fee waiver shall be effective with respect to the Fund for as long as the Fund invests all or substantially all of its assets in the Master Fund.

F2-1

        IN WITNESS WHEREOF, the Investment Adviser and the Fund have agreed to this Fee Waiver Agreement as of the day and year first above written.

FUND ASSET MANAGEMENT, L.P.

By: ___________________________________

Name:

Title:

[NAME OF FUND]

By: ___________________________________

Name:

Title:

F2-2

Exhibit G

Maryland Charter Amendments

(Item 4A) “Majority Voting” Provision:

        Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes of all classes or series of capital stock of the Corporation (or of any class or series entitled to vote thereon as a separate class or series) to take or authorize any action, the Corporation is hereby authorized (subject to the requirements of the Investment Company Act of 1940, as amended, and in effect from time to time, and any rules, regulations and orders issued thereunder) to take such action upon the concurrence of a majority of the votes entitled to be cast by holders of capital stock of the Corporation (or a majority of the votes entitled to be cast by holders of a class or series entitled to vote thereon as a separate class or series).

(Item 4B) “Redemption” Provision:

        (1) Each holder of shares of capital stock of the Corporation shall be entitled to require the Corporation to redeem all or any part of the shares of capital stock of the Corporation standing in the name of such holder on the books of the Corporation at the Redemption Price (defined below), subject to the right of the Board of Directors of the Corporation to suspend the right of redemption of shares of capital stock of the Corporation or postpone the date of payment of such Redemption Price in accordance with provisions of applicable law.

        (2) To the extent and in the manner permitted by the Investment Company Act and the General Laws of the State of Maryland, all shares of capital stock issued by the Corporation shall be subject to redemption by the Corporation upon the sending of written, telegraphic, or electronic notice of redemption to each holder whose shares are so redeemed. Such redemption shall be made at the Redemption Price (defined below), subject to the right of the Board of Directors of the Corporation to postpone the date of payment of such Redemption Price in accordance with provisions of applicable law.

        (3) For purposes of this Article, the term “Redemption Price” shall mean, with respect to the shares of capital stock of the Corporation that are being redeemed in accordance herewith, the net asset value of such shares as determined by the Board of Directors of the Corporation from time to time in accordance with the provisions of applicable law, less such redemption fee or liquidation fee, contingent deferred sales charge, or other fee or charge (which fees and charges may vary within and among the classes and series of capital stock of the Corporation), if any, as may be approved by the Board of Directors of the Corporation.

        (4) Payment of the Redemption Price shall be made by the Corporation at such time and in such manner as may be determined from time to time by the Board of Directors of the Corporation and, subject to the determination of the Board of Directors, may be made in cash, in securities or other assets at the time owned by the Corporation, or partly in cash and partly in securities or other assets at the time owned by the Corporation.

G-1

Exhibit H

AMENDMENTS

TO

DECLARATION OF TRUST

        The text of the proposed charter amendments is marked against the current charter provisions of Merrill Lynch Natural Resources Trust but will not differ materially for Merrill Lynch Ready Assets Trust, Merrill Lynch U.S. Treasury Money Fund or Merrill Lynch U.S.A. Government Reserves. Italics indicates language to be added and strike outs indicate language to be deleted.

Item 4C

        11.2 Termination of Trust.

        (a) The Trust may be terminated at any time (1) by the Trustees, with written notice to the Shareholders, without any Shareholder vote, or (2) by the affirmative vote of the holders of not less than two-thirds of the Shares at any meeting of Shareholders or by an instrument in writing, without a meeting, ~~signed by a majority of the Trustees and~~ consented to by the holders of not less than two-thirds of such Shares. Upon the termination of the Trust,

(i) The Trust shall carry on no business except for the purpose of winding up its affairs;

(ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; ~~provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust property shall require approval of the principal terms of the transaction and the nature and amount of the consideration by vote or consent of the holders of a majority of the Shares entitled to vote.~~

(iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders of each class, according to their respective rights taking into account the proper allocation of expenses being borne solely by any class of Shares.

        (b) After termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interest of all Shareholders shall thereupon cease.

H-1

Item 4D

        11.4 Merger, Consolidation and Sale of Assets. The Trust may merge or consolidate with any other corporation, association trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property, including its good will, upon such terms and conditions and for such consideration when and as authorized by a Majority Shareholder Vote of the Shareholders of the Trust at any meeting of Shareholders called for the purpose, ~~by the affirmative vote of the holders of not less than two-thirds of the Shares~~, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than a majority of such Shares, and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts. ~~In respect of any such merger, consolidation, sale or exchange of assets, any Shareholder shall be entitled to rights of appraisal of his Shares to the same extent as a shareholder of a Massachusetts business corporation in respect of a merger, consolidation, sale or exchange of assets of a Massachusetts business corporation, and such rights shall be his exclusive remedy in respect of his dissent from any such action.~~

Item 4E

        11.3 Amendment Procedure.

        ~~(a) This Declaration may be amended by the affirmative vote of the holders of not less than a majority of the Shares outstanding or at any meeting of Shareholders or by an instrument in writing, with out a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of such Shares. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do.~~

        (a) Except as specifically provided herein, the Trustees may, without any Shareholder vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Shareholders shall have the right to vote only on (i) any amendment that would affect their right to vote granted in Section 10.1 hereof; (ii) any amendment to this Section 11.3(a); (iii) any amendment as may be required by law, or by the Trust’s registration statement, to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees. Any amendment on which Shareholders have the right to vote shall require a Majority Shareholder Vote of the Shareholders of the Trust, or the written consent, without a meeting, of the holders of Shares representing not less than a majority of the voting power of the Shares of the Trust. Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Shareholders would affect only the interests of Shareholders of a particular class or classes of Shares, then only Shareholders of such class or classes, as applicable, shall be entitled to vote thereon, and no vote of Shareholders of any other classes shall be required.

        (b) ~~No amendment may be made, under Section 11.3 (a) above, which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares. Nothing contained in this~~ Nothing contained in the Declaration shall permit the amendment of the Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or the to permit assessments upon Shareholders.

H-2

        (c) A certification in recordable form signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

        Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of Shares of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees, or until such time as Shares of a particular class are first issued, this Declaration may be amended in any respect as to that class, and as to any class in which Shares are not outstanding, by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

Item 4F

        4.4 Provisions and Amendments. Any contract entered into pursuant to Section 4.1 and 4. 2 of this Article IV shall be consistent with and subject to the requirements of Section 15 of the 1940 Act with respect to its ~~continuance in effect, its termination, and the~~ method of authorization and approval, ~~of such contract or renewal thereof, and no amendment to any contract, entered into pursuant to Section 4.1 shall be effective unless assented to by a Majority Shareholder Vote~~ its continuance in effect, any amendments thereto, and its termination.

Item 4G

        2.6 Chairman; Officers.

        (a) The Trustees shall annually elect a Chairman, which Chairman shall be a Trustee of the Trust.

        (b) The Trustees shall annually elect a President, a Secretary and a Treasurer ~~and may elect a Chairman~~ as officers of the Trust. The Trustees may elect or appoint or authorize the ~~the Chairman, if any, or~~ President to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. ~~The Chairman and President shall be and the Secretary and Treasurer~~ Any such officer may, but need not, be a Trustee.

H-3

Exhibit I

DELAWARE
CHARTER AMENDMENTS

        Item 4C - Charter amendments

        Section 10.3. Termination of Trust or Series.

        (a) Upon an event of dissolution of the Trust or a Series, unless the Trust or Series is continued in accordance with the proviso to Section 10.2 above, the Trust or Series shall be terminated in accordance with the following provisions:

(i) The Trust (or Series, as applicable) shall thereafter carry on no business except for the purpose of winding up its affairs.

(ii) The Trustees shall proceed to wind up the affairs of the Trust (or Series, as applicable) and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust (or Series, as applicable) shall have been wound up, including the power to fulfill or discharge the contracts of the Trust (or Series, as applicable), collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property (or assets belonging to the Series, as applicable) to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business.

(iii) After paying or adequately providing for the payment of all liabilities belonging to the Series subject of termination and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or assets belonging to such Series, in cash or in kind or partly each, among the Holders of such Series according to their Book Capital Accounts in such Series. In all cases, as herein provided, the rights of Holders of Interests in a Series upon termination and liquidation of that Series shall be limited to the assets belonging to that Series.

        (b) After termination of the Trust or Series and distribution to the Holders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination. Upon termination of the Trust, the Trustees shall file a certificate of cancellation in accordance with Section 3810 of the Act and such Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Holders shall thereupon cease.

        Item 4G - Charter Amendment

        Section 2.6. Officers; Chairmen. The Trustees shall, from time to time, elect a President, a Secretary and a Treasurer. The Trustees may elect or appoint, from time to time, a Chairman who shall preside at all meetings of the Trustees and carry out such other duties as the Trustees shall designate. The Chairman shall be a Trustee and need not be an officer of the Trust. The Trustees may elect or appoint or authorize the President to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. The President, the Secretary and the Treasurer may, but need not, be Trustees, and shall be agents of the Trust.

I-1

MASTER BASIC VALUE TRUST

MERCURY BASIC VALUE FUND, INC.

MERRILL LYNCH BASIC VALUE FUND, INC.

MERRILL LYNCH BALANCED CAPITAL FUND, INC.

MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

MERRILL LYNCH GLOBAL GROWTH FUND, INC.

MERRILL LYNCH NATURAL RESOURCES TRUST

MERRILL LYNCH READY ASSETS TRUST

MASTER VALUE OPPORTUNITIES TRUST

MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.

MERRILL LYNCH U.S. TREASURY MONEY FUND

MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

QUANTITATIVE MASTER SERIES TRUST (9 series)
Master Aggregate Bond Index Series
Master Enhanced International Series
Master Enhanced S&P 500 Series
Master Enhanced Small Cap Series
Master Extended Market Index Series
Master International Index Series
Master S&P 500 Index Series
Master Small Cap Index Series
Master Mid Cap Index Series

MERRILL LYNCH INDEX FUNDS, INC. (4 series)
Merrill Lynch Aggregate Bond Index Fund
Merrill Lynch International Index Fund
Merrill Lynch S&P 500 Index Fund
Merrill Lynch Small Cap Index Fund

MERRILL LYNCH STRATEGY SERIES, INC. (3 series)
Merrill Lynch Strategy Growth and Income Fund
Merrill Lynch Strategy Long-Term Growth Fund
Merrill Lynch Strategy All-Equity Fund

MERRILL LYNCH SERIES FUND, INC. (8 series)
Merrill Lynch Balanced Capital Strategy Portfolio
Merrill Lynch Core Bond Strategy Portfolio
Merrill Lynch Global Allocation Strategy Portfolio
Merrill Lynch Fundamental Growth Strategy Portfolio
Merrill Lynch High Yield Portfolio
Merrill Lynch Intermediate Government Bond Portfolio
Merrill Lynch Large Cap Core Strategy Portfolio
Merrill Lynch Money Reserve Portfolio

(OVER)

P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES OF EACH OF THE ABOVE LISTED FUNDS (each, a “FUND”).

        The undersigned shareholder of the Fund hereby acknowledges receipt of the Notice of Annual Meeting of shareholders to be held on January 31, 2005 and the Proxy Statement attached thereto, and does hereby appoint Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino and each of them, the true and lawful attorney or attorneys, proxy or proxies, of the undersigned, with power of substitution, for and in the name of the undersigned to attend and vote as proxy or proxies of the undersigned the number of shares and fractional shares held of record by the undersigned on December 6, 2004 which the undersigned would be entitled to vote if then personally present at the Annual Meeting of shareholders of the Fund, to be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, January 31, 2005, or any adjournment or adjournments thereof.

Please mark boxes |X| or |o| in blue or black ink.

(1) For all Funds: Election of Directors/Trustees of the Funds

Nominees:	Donald W. Burton Robert C. Doll, Jr. Laurie Simon Hodrick John F. O’Brien David H. Walsh Fred G. Weiss.

|_|	FOR all nominees listed above (except as marked to the contrary below).

|_|	WITHHOLD AUTHORITY to vote for all nominees listed above.

        Instruction: To withhold authority to vote for any individual nominee or nominees, write the nominee’s name in the space provided below.

(2A)	For all Funds: To consider and act upon a proposal to amend the fundamental investment restriction of each Fund regarding borrowing.

|_| FOR	|_| AGAINST	|_| ABSTAIN

(2B)	For all Funds: To consider and act upon a proposal to amend the fundamental investment restriction of each Fund regarding lending.

|_| FOR	|_| AGAINST	|_| ABSTAIN

(3)	For Mercury Basic Value Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Value Opportunities Fund, Inc., Merrill Lynch Aggregate Bond Index Fund, Merrill Lynch International Index Fund, Merrill Lynch S&P 500 Index Fund and Merrill Lynch Small Cap Index Fund: To consider and act upon a proposed investment advisory agreement for each Fund.

|_| FOR	|_| AGAINST	|_| ABSTAIN

(4A)	For Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Value Opportunities Fund, Inc., and Merrill Lynch Series Fund, Inc.: Approval of charter amendment relating to shareholder voting.

|_| FOR	|_| AGAINST	|_| ABSTAIN

(4B)	For Mercury Basic Value Fund, Inc., Merrill Lynch Basic Value, Inc., Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Value Opportunities Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch Strategy Series, Inc. and Merrill Lynch Series Fund, Inc.: Approval of an amendment and restatement of the charter provisions regarding redemption of Fund shares.

|_| FOR	|_| AGAINST	|_| ABSTAIN

(4C)	For Merrill Lynch Natural Resources Trust, Merrill Lynch Ready Assets Trust, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Aggregate Bond Index Fund, Merrill Lynch International Index Fund, Merrill Lynch S&P 500 Index Fund and Merrill Lynch Small Cap Index Fund: Approval of a charter amendment to permit the Fund to terminate and wind up its affairs without a shareholder vote.

|_| FOR	|_| AGAINST	|_| ABSTAIN

(4D)	For Merrill Lynch Natural Resources Trust, Merrill Lynch Ready Assets Trust, Merrill Lynch U.S. Treasury Money Fund and Merrill Lynch U.S.A. Government Reserves: Approval of amendment to charter provisions regarding merger, consolidation or sale of assets.

|_| FOR	|_| AGAINST	|_| ABSTAIN

(4E)	For Merrill Lynch Natural Resources Trust, Merrill Lynch Ready Assets Trust, Merrill Lynch U.S. Treasury Money Fund and Merrill Lynch U.S.A. Government Reserves: Approval of amendment to charter provisions regarding charter amendments.

|_| FOR	|_| AGAINST	|_| ABSTAIN

(4F)	For Merrill Lynch Natural Resources Trust, Merrill Lynch Ready Assets Trust, Merrill Lynch U.S. Treasury Money Fund and Merrill Lynch U.S.A. Government Reserves: Approval of amendment to charter provision regarding investment advisory agreements.

|_| FOR	|_| AGAINST	|_| ABSTAIN

(4G)	For Merrill Lynch Natural Resources Trust, Merrill Lynch Ready Assets Trust, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Aggregate Bond Index Fund, Merrill Lynch International Index Fund, Merrill Lynch S&P 500 Index Fund and Merrill Lynch Small Cap Index Fund: Approval of amendment to charter provisions regarding Fund officers.

|_| FOR	|_| AGAINST	|_| ABSTAIN

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS/TRUSTEES; FOR PROPOSAL NO. 2, FOR PROPOSAL No. 3, FOR PROPOSAL NOS. 4A, 4B, 4C, 4D, 4E, 4F, and 4G, AND AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THE PROXY WILL BE VOTED IN THE DISCRETION AND ACCORDING TO THE BEST JUDGMENT OF THE PROXIES.

        Any such proxies or attorneys, or substitutes, as shall be present and act at said meeting, or at any and all adjournment or adjournments thereof, may exercise all the powers of said proxies or attorneys.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:
X
Signature
X
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.